As filed with the U.S. Securities and Exchange Commission on May 27, 2020
Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	□
Post-Effective Amendment No. ___	☐
VOYA MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (800) 992-0180
Huey P. Falgout, Jr., Esq.
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
(Name and Address of Agent for Service)
With copies to:
Elizabeth J. Reza
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING
As soon as practicable after this Registration Statement becomes effective
It is proposed that this filing will become effective on June 30, 2020, pursuant to Rule 488 under the
Investment company Act of 1933, as amended.
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.
Title of Securities Being Registered: Class A, Class C, Class I, and Class W shares of Voya Global High Dividend Low Volatility Fund

VOYA GLOBAL EQUITY DIVIDEND FUND
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
July 15, 2020
Dear Shareholder:
On behalf of the Board of Trustees (the “Board”) of Voya Global Equity Dividend Fund (“Global Dividend Fund”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Global Dividend Fund. The Special Meeting is scheduled for 1:00 p.m. (MST) on September 1, 2020. In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Special Meeting online by visiting https://www.viewproxy.com/voya/broadridgevsm where you will be able to listen to the Special Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot. Please see the “How do I attend the virtual Special Meeting?” section of the proxy statement for more details regarding the logistics of the virtual format of the Special Meeting. You will not be able to attend the meeting physically. At the Special Meeting, shareholders of Global Dividend Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of Global Dividend Fund with and into Voya Global High Dividend Low Volatility Fund (“Global HDLV Fund”) (together with Global Dividend Fund, the “Funds”). The Funds are members of the Voya family of funds.
Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the Reorganization.
Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than August 31, 2020.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,
Dina Santoro
President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF
VOYA GLOBAL EQUITY DIVIDEND FUND
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
(800) 992-0180
Scheduled for September 1, 2020
To the Shareholders:
NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Voya Global Equity Dividend Fund (“Global Dividend Fund”) is scheduled for 1:00 p.m. (MST) on September 1, 2020. In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. You can attend and participate in the Special Meeting by registering online at https://viewproxy.com/voya/broadridgevsm where you will be able to listen to the Special Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy card. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Special Meeting?” section of the enclosed proxy statement (the “Proxy Statement”) for more details regarding the logistics of the Special Meeting, including the ability to submit questions, and technical details and support related to accessing the virtual platform for the Special Meeting. You will not be able to attend the meeting physically.
At the Special Meeting, Global Dividend Fund’s shareholders will be asked:
1.	To approve an Agreement and Plan of Reorganization by and between Global Dividend Fund and Voya Global High Dividend Low Volatility Fund (“Global HDLV Fund”), providing for the reorganization of Global Dividend Fund with and into Global HDLV Fund (the “Reorganization”); and
2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.
Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.
The Board of Trustees of Global Dividend Fund recommends that you vote “FOR” the Reorganization.
Shareholders of record as of the close of business on June 10, 2020 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot or Voting Instruction Card by August 31, 2020 so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to Global Dividend Fund or by voting in person at the Special Meeting.
By Order of the Board of Trustees
Theresa K. Kelety
Secretary
July 15, 2020

PROXY STATEMENT/PROSPECTUS
July 15, 2020

Special Meeting of Shareholders
of Voya Global Equity Dividend Fund
Scheduled for September 1, 2020

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:
Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
(A series of Voya Mutual Funds)	(A series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034	7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034
(800) 992-0180	(800) 992-0180
(each an open-end management investment company)
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on September 1, 2020
This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/voya
The Proxy Statement/Prospectus explains concisely what you should know before voting on the matter described herein or investing in Voya Global High Dividend Low Volatility Fund. Please read it carefully and keep it for future reference.
THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION
To obtain more information about Voya Global Equity Dividend Fund (“Global Dividend Fund”) and Voya Global High Dividend Low Volatility Fund (“Global HDLV Fund,” and together with Global Dividend Fund, the “Funds”), please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.
By Phone:	1-800-992-0180
By Mail:	Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034
By Internet:	www.individuals.voya.com/literature
The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:
1.	The Statement of Additional Information dated July 15, 2020 relating to this Proxy Statement/Prospectus (File No. 33-56094);
2.	The Prospectus and Statement of Additional Information dated February 28, 2020 for Global Dividend Fund and Global HDLV Fund (File No. 811-7428).
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.
You also may view or obtain these documents from the SEC:
In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549(202) 551-8090
By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549(Duplication Fee Required)
By Email:	publicinfo@sec.gov (Duplication Fee Required)
By Internet:	www.sec.gov
When contacting the SEC, you will want to refer to the Funds’ SEC file numbers noted in each of (1) and (2) above.

INTRODUCTION
What is happening?
On March 13, 2020, the Board(s) of Trustees (the “Board”) of Voya Global Equity Dividend Fund (“Global Dividend Fund”) and Voya Global High Dividend Low Volatility Fund (“Global HDLV Fund,” together with Global Dividend Fund, the “Funds”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of Global Dividend Fund with and into Global HDLV Fund (the “Reorganization”). The Reorganization Agreement requires approval by shareholders of Global Dividend Fund, and if approved, is expected to be effective on September 18, 2020, or such other date as the parties may agree (the “Closing Date”).
Why did you send me this booklet?
This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for Global Dividend Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.
Because you, as a shareholder of Global Dividend Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Global HDLV Fund, this Proxy Statement also serves as a prospectus for Global HDLV Fund. Global HDLV Fund is an open-end management investment company, that seeks long-term capital growth and current income, as described more fully below.
Who is eligible to vote?
Shareholders of record holding an investment in shares of Global Dividend Fund as of the close of business on June 10, 2020 (the “Record Date”) are eligible to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournments or postponements thereof.
How do I vote?
You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:
•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.
•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.
•	By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the Proxy Ballot or Voting Instruction Card.
•	At the Special Meeting Over the Internet. The Special Meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of June 10, 2020, will be able to attend and participate in the Special Meeting by registering online at https://viewproxy.com/voya/broadridgevsm. Even if you plan to attend the Special Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting. Please see the “How do I attend the virtual Special Meeting?” section below for more details regarding the logistics of the virtual format of the Special Meeting.
To be certain your vote will be counted, a properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m. (MST) on August 31, 2020.
How do I attend the virtual Special Meeting?
There is no physical location for the Special Meeting. In order to attend the virtual Special Meeting, please visit https://viewproxy.com/voya/broadridgevsm and follow the instructions as outlined on the website.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Special Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Special Meeting.
Access to the Audio Webcast of the Special Meeting. The live audio webcast of the meeting will begin promptly at 1:00 p.m. (MST) on September 1, 2020. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.
Log in Instructions. To attend the Special Meeting, Shareholders must register at https://viewproxy.com/voya/broadridgevsm. Shareholders will need the event password which will be provided in their registration confirmation.
Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must obtain a legal proxy and a new control number.

When will the Special Meeting be held?
In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting is scheduled to be held virtually online on September 1, 2020, at 1:00 p.m. (MST).

SUMMARY OF THE PROPOSED REORGANIZATION
You should read this entire Proxy Statement/Prospectus, and the Reorganization Agreement, which is included in Appendix A. For more information about Global HDLV Fund, please consult Appendix B and Global HDLV Fund’s Prospectus dated February 28, 2020.
On March 13, 2020, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:
•	the transfer of all of the assets of Global Dividend Fund to Global HDLV Fund in exchange for shares of beneficial interest of Global HDLV Fund and the assumption by Global HDLV Fund of all the liabilities of Global Dividend Fund;
•	the distribution of shares of Global HDLV Fund to the shareholders of Global Dividend Fund; and
•	the complete liquidation of Global Dividend Fund.
If shareholders of Global Dividend Fund approve the Reorganization, each owner of Class A, Class C, Class I, or Class W shares of Global Dividend Fund would become a shareholder of the corresponding share class of Global HDLV Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of Global Dividend Fund will hold, immediately after the close of the Reorganization (the “Closing”), shares of Global HDLV Fund having an aggregate value equal to the aggregate value of the shares of Global Dividend Fund held by that shareholder as of the close of business on the Closing Date. Global HDLV Fund also offers Class R6 and Class T shares which are not subject to this transaction.
In considering whether to approve the Reorganization, you should note that:
•	Voya Investments, LLC (“Voya Investments” or the “Adviser”) serves as the investment adviser to each Fund. Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to each Fund.
•	The Funds have substantially similar investment objectives. The investment objective of Global Dividend Fund is to seek growth of capital with dividend income as a secondary consideration. The investment objective of Global HDLV Fund is to seek long-term capital growth and current income.
•	The Funds have the same investment strategies. Both Funds invest primarily in equity securities included in the MSCI World IndexSM (“Index”). Both Funds use an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index. Both Funds use optimization techniques to seek to achieve their target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index.
•	Each Fund is distributed by Voya Investments Distributor, LLC (the “Distributor”).
•	The shareholders of Global Dividend Fund are not expected to experience a change in net expense ratios as a result of the Reorganization. The limitation on total net expenses is the same as under the current expense limitation agreement between the Adviser and Global Dividend Fund and the current expense limitation agreement between the Adviser and Global HDLV Fund. In addition, the expense limitation agreement between the Adviser and Global HDLV Fund contractually obligates Global HDLV Fund to limit total net expenses through March 1, 2022. In addition, the Funds’ shareholders have the potential to benefit from efficiencies resulting from the combined larger and more scalable fund.
•	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Funds. In addition, the Reorganization will not affect how shareholders purchase or sell their shares. Global Dividend Fund’s shareholders will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”), exchange fees, or redemption fees in connection with the Reorganization.
•	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Global Dividend Fund nor its shareholders, nor Global HDLV Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the Reorganization.

APPROVAL OF THE REORGANIZATION
What is the proposed Reorganization?
Shareholders of Global Dividend Fund are being asked to approve a Reorganization Agreement, providing for the reorganization of Global Dividend Fund with and into Global HDLV Fund. If the Reorganization is approved, shareholders of Global Dividend Fund will become shareholders of Global HDLV Fund as of the Closing.
Why is a Reorganization proposed?
The Adviser proposed the Reorganization of Global Dividend Fund into Global HDLV Fund primarily to enhance the efficiency and reduce the complexity of the Voya funds platform by combining substantially identical products, which the Adviser expects to benefit the shareholders of both Funds. Both Funds have the same portfolio management team, expense limits, net expense ratios, and investment strategy. Consequently, at the March 2020 meeting of the Board, the Adviser proposed, and the Board approved, the Reorganization of Global Dividend Fund into Global HDLV Fund. In support of its proposal, the Adviser noted that, in its view, following the Reorganization, the Funds’ shareholders would have the potential to benefit from efficiencies resulting from the combined larger and more scalable fund.
How do the Investment Objectives compare?
Each Fund’s investment objective is described in the chart below.
	Global Dividend Fund	Global HDLV Fund
Investment Objective	The Fund seeks growth of capital with dividend income as a secondary consideration.	The Fund seeks long-term capital growth and current income.
Each Fund’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. A Fund will provide 60 days’ prior written notice of any change in a non-fundamental investment objective.
How do the fees and expenses compare?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Pro forma fees and expenses, which are the estimated fees and expenses of Global HDLV Fund after giving effect to the Reorganization, assume the Reorganization occurred as of the fiscal year ended October 31, 2019. Shareholders of Global Dividend Fund will not pay any front-end sales charges, CDSCs, exchange fees, or redemption fees in connection with the Reorganization. For purposes of any CDSCs, the purchase date of any shares received in the Reorganization will be the same as the purchase date that was applicable to your shares of Global Dividend Fund.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the section entitled “Sales Charges” of Global HDLV Fund’s Prospectus or the section entitled “Purchase, Exchange, and Redemption of Shares” of Global HDLV Fund’s Statement of Additional Information, each dated February 28, 2020.
Shareholder Fees Expenses you pay each year as a % of the value of your investment
Class	Maximum sales charge (load) as a % of offering price			Maximum deferred sales charge as a % of purchase or sales price, whichever is less
	Global Dividend Fund	Global HDLV Fund	Global HDLV Fund Pro Forma	Global Dividend Fund	Global HDLV Fund	Global HDLV Fund Pro Forma
A	5.75	5.75	5.75	None[1]	None[1]	None[1]
C	None	None	None	1.00	1.00	1.00
I	None	None	None	None	None	None
W	None	None	None	None	None	None

Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

		Global Dividend Fund[2]	Global HDLV Fund	Global HDLV Fund Pro Forma
Class A
Management Fees	%	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.25	0.25
Other Expenses	%	0.46	0.28	0.27
Total Annual Fund Operating Expenses	%	1.21	1.03	1.02
Waivers and Reimbursements	%	(0.36)[3]	(0.18)[4]	(0.17)[4]

		Global Dividend Fund[2]	Global HDLV Fund	Global HDLV Fund Pro Forma
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.85	0.85	0.85
Class C
Management Fees	%	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00	1.00	1.00
Other Expenses	%	0.46	0.28	0.27
Total Annual Fund Operating Expenses	%	1.96	1.78	1.77
Waivers and Reimbursements	%	(0.36)[3]	(0.18)[4]	(0.17)[4]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.60	1.60	1.60
Class I
Management Fees	%	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None	None
Other Expenses	%	0.35	0.20	0.18
Total Annual Fund Operating Expenses	%	0.85	0.70	0.68
Waivers and Reimbursements	%	(0.25)[3]	(0.10)[4]	(0.08)[4]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.60	0.60	0.60
Class W
Management Fees	%	0.50	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None	None
Other Expenses	%	0.46	0.28	0.27
Total Annual Fund Operating Expenses	%	0.96	0.78	0.77
Waivers and Reimbursements	%	(0.36)[3]	(0.18)[4]	(0.17)[4]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.60	0.60	0.60
1.	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2.	Expense information has been restated to reflect current contractual rates.
3.	The Adviser is contractually obligated to limit expenses to 0.85%, 1.60%, 0.60%, and 0.60% for Class A, Class C, Class I, and Class W shares, respectively, through March 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s Board.
4.	The adviser and distributor would be contractually obligated to limit expenses to 0.85%, 1.60%, 0.60%,and 0.60% for Class A, Class C, Class I, and Class W shares, respectively, through March 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser and distributor within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s Board.
Expense Example
The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same.
	Share Status	Global Dividend Fund				Global HDLV Fund				Global HDLV Fund Pro Forma
Class		1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
Class A	Sold or Held	$657	903	1,169	1,927	657	867	1,094	1,747	657	865	1,090	1,737
Class C	Sold	$263	580	1,024	2,256	263	543	948	2,080	263	541	943	2,070
	Held	$163	580	1,024	2,256	163	543	948	2,080	163	541	943	2,070
Class I	Sold or Held	$61	246	447	1,026	61	214	380	861	61	210	371	839

	Share Status	Global Dividend Fund				Global HDLV Fund				Global HDLV Fund Pro Forma
Class		1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
Class W	Sold or Held	$61	270	496	1,145	61	231	416	949	61	229	411	938

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
How do the Principal Investment Strategies compare?
Each Fund’s principal investment strategies are described in more detail in the table below. As discussed above, the Funds have the same principal investment strategies.
Global Dividend Fund	Global HDLV Fund
Investment Strategies	Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests primarily in the equity securities included in the MSCI World IndexSM (“Index”). The Fund invests in securities of issuers in a number of different countries, including the United States.
The sub-adviser (“Sub-Adviser”) seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. Volatility generally measures how much a fund’s returns have varied over a specified time frame.
The Fund may invest in derivative instruments including, but not limited to, index futures. The Fund typically uses derivatives as a substitute for purchasing securities included in the Index or for the purpose of maintaining equity market exposure on its cash balance.
The Fund may also invest in real estate-related securities, including real estate investment trusts.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable and growing dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the Fund’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively low level of volatility.
The Sub-Adviser will rebalance the portfolio on a quarterly	Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities. The Fund will provide 60 days’ prior notice of any change in this investment policy. The Fund invests primarily in equity securities included in the MSCI World IndexSM (“Index”). The Fund invests in securities of issuers in a number of different countries, including the United States.
The sub-adviser (“Sub-Adviser”) seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. Volatility generally measures how much a fund’s returns have varied over a specified time frame.
The Fund may invest in derivative instruments including, but not limited to, index futures. The Fund typically uses derivatives as a substitute for purchasing securities included in the Index or for the purpose of maintaining equity market exposure on its cash balance.
The Fund may also invest in real estate-related securities, including real estate investment trusts.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable and growing dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the Fund’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively low level of volatility.
The Sub-Adviser will rebalance the portfolio on a quarterly basis in accordance with its target parameters. The rebalancing

Global Dividend Fund	Global HDLV Fund
basis in accordance with its target parameters. The rebalancing techniques may result in higher portfolio turnover compared to a “buy and hold” strategy.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
techniques may result in higher portfolio turnover compared to a “buy and hold” strategy. The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets
How do the Principal Risks compare?
The following table summarizes and compares the principal risks of investing in the Funds. You could lose money on an investment in the Funds. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Risks	Global Dividend Fund	Global HDLV Fund
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.	✓	✓
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.	✓	✓
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.	✓	✓
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Fund’s ability to execute its investment strategy may be limited.	✓	✓
Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.	✓	✓

Risks	Global Dividend Fund	Global HDLV Fund
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Fund’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Fund’s volatility may not be lower than that of the Index during all market cycles due to market factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.	✓	✓
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.	✓	✓
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.	✓	✓
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.	✓	✓
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.	✓	✓
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.	✓	✓

Risks	Global Dividend Fund	Global HDLV Fund
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.	✓	✓
How do the Fundamental Policies Compare?
The following chart compares the fundamental policies of Global Dividend Fund and Global HDLV Fund.
Global Dividend Fund	Global HDLV Fund
Borrowing:
The Fund may not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing.	Borrowing:
The Fund may not borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund’s total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.
Issuing Senior Securities:
The Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.	Issuing Senior Securities:
The Fund may not issue senior securities, except that the Fund may borrow money as permitted by policies on “Making Loans and Securities Lending” and “Borrowing.” This restriction shall not prohibit the Fund from engaging in short sales, options, futures, and foreign currency transactions.
Making Loans and Securities Lending:
The Fund May not make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectuses or SAI.	Making Loans and Securities Lending:
The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.For purposes of this fundamental policy, Voya Mutual Funds considers the restriction to prohibit the Fund from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. Voya Mutual Funds considers the phrase “publicly distributed debt instruments” in this policy to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Fund may invest in such securities. Further, Voya Mutual Funds does not consider this fundamental policy to prevent the Fund from investing in investment companies that invest in loans.
Investing in Companies for Purposes of Control: The Fund may not invest in companies for the purpose of exercising control or management.	Investing in Companies for Purposes of Control:
The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies, and restrictions as the Fund.

Global Dividend Fund	Global HDLV Fund
Purchasing Real Estate:
The Fund may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.	Purchasing Real Estate:
The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.
Underwriting Securities:
The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act.	Underwriting Securities: The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.
Purchasing Securities on Margin:
The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of securities.	Purchasing Securities on Margin:
The Fund may not purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.
Concentration:
The Fund may not purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents; (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.	Concentration:
The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. government or its agencies and instrumentalities.
Purchasing or Selling Commodities:
The Fund may not purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.	Purchasing or Selling Commodities:
The Fund may not enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the CFTC.
Investing in Illiquid Securities:
The Fund may not invest more than 15% of the value of the Fund’s net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).	Investing in Illiquid Securities: The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.
Diversification:
The Fund may not with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.	Diversification:
The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by the Fund in securities of the U.S. government or any of its agencies and instrumentalities;
No corresponding fundamental policy	Investing in Other Investment Companies:
The Fund may not invest in securities of other investment companies, except: (i) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (ii) in compliance with the 1940 Act and applicable state securities laws; or (iii) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

Global Dividend Fund	Global HDLV Fund
No corresponding fundamental policy	Purchasing or Writing Options:
The Fund may not purchase or write options on securities, except for hedging purposes and then only if: (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.
No corresponding fundamental policy	Other:
The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by the “Borrowing” policy above. This restriction shall not prohibit the Fund from engaging in options, futures, and foreign currency transactions.
How does Voya Global Equity Dividend Fund’s performance compare to Voya Global High Dividend Low Volatility Fund?
The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in the Funds’ performance from year to year, and the table compares each Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Funds’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of each Fund’s classes shares. Sales charges are not reflected in the bar charts. If they were, returns would be less than those shown. However, the tables include all applicable fees and sales charges. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Funds’ past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.individuals.voya.com/literature or call 1-800-992-0180.
Global Dividend Fund’s performance prior to May 6, 2019 reflects returns achieved pursuant to a different sub-adviser and pursuant to different principal investment strategies. If the Fund’s current sub-adviser and strategies had been in place for the prior periods, the performance information shown would have been different.
Global HDLV Fund’s performance prior to May 1, 2018 reflects returns achieved pursuant to different principal investment strategies. The Fund’s performance prior to May 1, 2016 reflects returns achieved pursuant to different principal investment strategies. The Fund’s performance prior to December 1, 2014 reflects returns achieved pursuant to different principal investment strategies. The Fund’s performance prior to November 14, 2012 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Fund’s current sub-adviser and strategies had been in place for the prior periods, the performance information shown would have been different.
Global Dividend Fund
Calendar Year Total Returns Class A
(as of December 31 of each year)
Best quarter: 3rd 2010, 12.94% and Worst quarter: 3rd 2011, -14.51%
The Fund’s Class A shares’ year-to-date total return as of March 31, 2020: -23.46%

Average Annual Total Returns %
(for the periods ended December 31, 2019)
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	13.84	4.01	6.09	N/A	09/17/03
After tax on distributions	%	13.10	3.17	5.47	N/A
After tax on distributions with sale	%	8.38	2.96	4.84	N/A
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
Class C before taxes	%	18.84	4.47	5.92	N/A	10/29/03
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
Class I before taxes	%	21.09	5.53	7.04	N/A	08/01/07
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
Class W before taxes	%	21.10	5.53	6.99	N/A	02/12/08
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Global HDLV Fund
Calendar Year Total Returns Class A
(as of December 31 of each year)
Best quarter: 3rd 2010, 13.04% and Worst quarter: 3rd 2011, -11.89%
The Fund’s Class A shares’ year-to-date total return as of March 31, 2020: -23.44%
Average Annual Total Returns %
(for the periods ended December 31, 2019)
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	14.33	5.67	5.54	N/A	04/19/93
After tax on distributions	%	13.68	5.07	4.87	N/A
After tax on distributions with sale	%	8.60	4.31	4.33	N/A
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
Class C before taxes	%	19.39	6.13	5.37	N/A	04/19/93
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
Class I before taxes	%	21.59	7.20	6.45	N/A	09/06/06
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
Class W before taxes	%	21.60	7.19	6.43	N/A	06/01/09
MSCI World IndexSM[1]	%	27.67	8.74	9.47	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

How does the management of the Funds compare?
The following table describes the management of the Funds.
	Global Dividend Fund	Global HDLV Fund
Investment Adviser	Voya Investments	Voya Investments
Management Fee (as a percentage of average daily net assets)	0.50% of the Fund’s average daily net assets.	0.50% of the Fund’s average daily net assets.
Sub-Adviser	Voya IM	Voya IM
Sub-Advisory Fee (as a percentage of average daily net assets)	0.2250% of the Fund’s average daily net assets.	0.2300% of the Fund’s average daily net assets
Portfolio Managers	Vincent Costa, CFA (since 05/19) Peg DiOrio, CFA (since 05/19) Steve Wetter (since 05/19) Kai Yee Wong (since 05/19)	Vincent Costa, CFA (since 12/14) Peg DiOrio, CFA (02/19) Steve Wetter (since 05/18) Kai Yee Wong (since 05/18)
Distributor	Voya Investments Distributor, LLC (the “Distributor”)	Distributor
Voya Investments, LLC
Voya Investments, LLC (the “Adviser”), an Arizona limited liability company, serves as the investment adviser to each Fund. The Adviser has overall responsibility for the management of each Fund. The Adviser oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
The Adviser’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2019, the Adviser managed approximately $90.1 billion in assets.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of March 31, 2020, Voya IM managed approximately [$] billion.
The following individuals are jointly and primarily responsible for the day-to-day management of Global Dividend Fund and Global HDLV Fund.
Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and as portfolio manager for the active quantitative strategies and the U.S. large cap value portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.
Peg DiOrio, CFA, Portfolio Manager, is the head of quantitative equity portfolio management at Voya IM and serves as a portfolio manager for the active quantitative strategies. Prior to joining Voya IM in 2012, she was a quantitative analyst with Alliance Bernstein/Sanford C. Bernstein for sixteen years where she was responsible for multivariate and time series analysis for low volatility strategies, global equities, REITs and options. Previously she was a senior investment planning analyst with Sanford C. Bernstein.
Steve Wetter, Portfolio Manager, is responsible for portfolio management of the index, active quantitative, and smart beta strategies. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).
Kai Yee Wong, Portfolio Manager, is responsible for the portfolio management of the index, active quantitative, and smart beta strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003 – 2009).
Voya Investments Distributor, LLC
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Additional Information about the Funds
Dividends and Other Distributions
Each Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund declares dividends and pays dividends consisting of ordinary income, if any, quarterly. Unless a Fund is otherwise instructed by a shareholder to pay dividends in cash, all dividends and capital gains distributions will be automatically reinvested in additional shares of a Fund at the NAV of such shares on the payment date. From time to time a portion of a Fund’s distribution may constitute a return of capital. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution.
Capitalization
The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2019 and on a pro forma basis as of October 31, 2019, giving effect to the Reorganization.
	Global Dividend Fund	Global HDLV Fund	Adjustments	Global HDLV Fund Pro Forma
Class A(B)
Net Assets	$42,600,951	170,817,322	-	213,418,273
Shares Outstanding	3,066,866	4,705,711	(1,893,286) (A)	5,879,291
Net Asset Value Per Share	$13.89	36.30	-	36.30
Class C
Net Assets	$8,586,780	33,040,876	-	41,627,656
Shares Outstanding	621,387	978,335	(367,115) (A)	1,232,607
Net Asset Value Per Share	$13.82	33.77	-	33.77
Class I
Net Assets	$5,919,939	32,356,906	-	38,276,845
Shares Outstanding	425,631	883,451	(264,017) (A)	1,045,065
Net Asset Value Per Share	$13.91	36.63	-	36.63
Class W
Net Assets	$983,782	2,522,872	-	3,506,654
Shares Outstanding	63,036	68,934	(36,157) (A)	95,813
Net Asset Value Per Share	$15.61	36.60	-	36.60
A.	Reflects new shares issued, net of retired shares of Global Dividend Fund. (Calculation: Net Assets ÷ NAV per share).
B.	Class O shares converted to Class A shares on November 22, 2019.
Additional Information about the Reorganization
The Reorganization Agreement
The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below. Shareholders are encouraged to review a form of the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.
The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Global Dividend Fund in exchange for shares of beneficial interest of Global HDLV Fund and the assumption by Global HDLV Fund of all of Global Dividend Fund’s liabilities; and (ii) the distribution of shares of Global HDLV Fund to shareholders of Global Dividend Fund, as provided for in the Reorganization Agreement, in complete liquidation of Global Dividend Fund.
Each shareholder of Class A, Class C, Class I, or Class W shares of Global Dividend Fund will hold, immediately after the Closing, the corresponding share class of Global HDLV Fund having an aggregate value equal to the aggregate value of the shares of Global Dividend Fund held by that shareholder as of the close of business on the Closing Date. Global HDLV Fund also offers Class R6 and Class T shares which are not subject to this transaction.
The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Global Dividend Fund and that each Fund receives an opinion from the law firm of Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. A copy of this opinion will be filed with the SEC within a reasonable amount of time after the Closing. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization
The expenses of the Reorganization will be paid by the Adviser (or an affiliate). The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be $151,900.
Tax Considerations
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. Accordingly, pursuant to this treatment, neither Global Dividend Fund nor its shareholders, nor Global HDLV Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.
Because the Reorganization will end the tax year of the Global Dividend Fund, it will accelerate distributions to shareholders from Global Dividend Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains, if any, resulting from portfolio transitions in connection with and prior to the Reorganization that were not previously distributed.
Prior to the Closing Date, Global Dividend Fund will pay to shareholders a distribution consisting of any undistributed investment company taxable income, any net tax-exempt income, and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date, including portfolio transitions in connection with the Reorganization. This distribution would be taxable to shareholders that are subject to tax.
In general, after the Reorganization, any losses of Global Dividend Fund and Global HDLV Fund may be available to the combined fund, to offset its capital gains realized after the Reorganization, although the amount of Global Dividend Fund’s pre-Reorganization losses that may offset the combined fund’s capital gains in any given year may be limited due to this Reorganization. In addition, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds for five tax years. The ability of the combined fund to use Global HDLV Fund’s or Global Dividend Fund’s losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Fund. After the Reorganization, the benefit associated with any available capital losses will inure to the benefit of all post-Reorganization shareholders of the combined fund. Furthermore, the shareholders of Global Dividend Fund will receive a proportionate share of any unrealized gains in Global HDLV Fund’s assets, as well as any taxable gains realized by Global HDLV Fund, but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the combined fund.
This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S., and other tax laws.
The capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the year ended December 31, 2019 for the Funds are:
Fund	Amount	Expiration
Global Dividend Fund	$(496,089)	None

Global HDLV Fund	$(51,680,369)	None

Pro Forma	$(52,176,458)	None
What is the Board’s recommendation?
Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of Global Dividend Fund and its shareholders. In addition, the Board determined that the interests of the shareholders of Global Dividend Fund would not be diluted as a result of the Reorganization.
Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that Global Dividend Fund’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?
The Independent Trustees met in person on March 13, 2020 to evaluate and consider the Reorganization. As part of their review process, the Independent Trustees were represented by independent legal counsel. In the course of their evaluation, the Trustees reviewed materials received from the Adviser, independent legal counsel, and other information made available to them about the Funds. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical performance information, historical expense ratios, and the projected expense ratio of Global HDLV Fund following the Reorganization.
Based upon their review, the Trustees, including all of the Independent Trustees, unanimously concluded that it was in the best interests of both Funds to participate in the Reorganization and that the interests of both Funds’ shareholders would not be diluted as a result of the Reorganization. In reaching their decision to approve the Reorganization, no single factor was determinative in the Trustees’ analysis, but rather the Trustees considered a variety of factors. The Board, in approving the Reorganization, considered a number of factors, including without limitation the following:
•	The Adviser’s representation that the Funds have substantially identical principal investment strategies, and share the same portfolio management team.
•	The Adviser’s representation that the Reorganization was intended to enhance the efficiency and reduce the complexity of the Voya family of funds by combining substantially identical products.
•	An analysis of Voya IM as sub-adviser of each Fund and the Adviser’s representation that Voya IM would continue to serve as the sub-adviser of the Global HDLV Fund following the Reorganization using the same portfolio management team.
•	The potential for increased scale benefits and efficiencies due to the larger combined asset size of the two Funds.
•	The performance of Global Dividend Fund as compared to the performance of Global HDLV Fund in the one-year, three-year, five-year and ten-year time periods ended December 31, 2019, and the performance of Global Dividend Fund as compared to its Morningstar, Inc. (“Morningstar”) peer group and the performance of Global HDLV Fund as compared to its Morningstar peer group.
•	The similarities in fee structures of each Fund, including that each Fund currently has the same net expense ratios. The anticipated expenses of Global HDLV Fund following the Reorganization, including that shareholders of Global Dividend Fund would experience the same net expense ratios as a result of the Reorganization and shareholders of Global HDLV Fund are also not expected to experience a change in net expenses as a result of the Reorganization
•	The Adviser’s representation that the Reorganization is expected to result in decreased gross expenses for the shareholders of the Global HDLV Fund due to increased assets, resulting in fixed expenses being spread over a larger asset base.
•	The representations from the Funds’ Chief Investment Risk Officer regarding the Reorganization and how it would not affect either Funds’ shareholders materially given that the investment strategies and expense ratios of Global Dividend Fund and Global HDLV Fund, as proposed, are already effectively the same.
•	The Adviser’s representations that direct or indirect costs relating to the Reorganization will not be borne by either Fund or their shareholders and that the Reorganization would not result in any significant explicit or implicit transition costs, as the Funds’ holdings are identical, and the Adviser expects that securities will be transferred in-kind.
•	The fact that the Reorganization would be effected at the respective net asset values per share of Global Dividend Fund and Global HDLV Fund, and was not expected to result in any dilution of shareholders’ interests.
•	The fact that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.
What is the required vote?
Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present or represented at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.
What happens if shareholders do not approve the Reorganization?
If shareholders of Global Dividend Fund do not approve the Reorganization, Global Dividend Fund will continue to be managed by the Adviser as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

General Information about the Proxy Statement/Prospectus
Who is asking for my vote?
The Board is soliciting your vote for a special meeting of Global Dividend Fund’s shareholders.
How is my proxy being solicited?
Global Dividend Fund has retained [Proxy Solicitor] (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $23,500 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.
In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the proposals on the Proxy Ballot, and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-800-708-7956. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.
What happens to my proxy once I submit it?
The Board has named Theresa K. Kelety, Secretary, Paul A. Caldarelli, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.
Can I revoke my proxy after I submit it?
A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Global Dividend Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the virtual Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.
How will my shares be voted?
If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot or Voting Instruction Card but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.
Quorum and Tabulation
Each shareholder of Global Dividend Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The holders of one-third (1/3) of the outstanding shares of the Fund present in person or by proxy shall constitute a quorum for the transaction of any business at the Special Meeting.
Adjournments
If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of VMF and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions
If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.
How many shares are outstanding?
As of the Record Date, the following shares of beneficial interest of Global Dividend Fund were outstanding and entitled to vote:
Class	Shares Outstanding
A
C
I
W
Total
Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of any class of Global Dividend Fund, and the officers and Trustees own, as a group, less than 1% of the shares of any class of the Global Dividend Fund.
Appendix C hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of Global Dividend Fund or Global HDLV Fund.
Can shareholders submit proposals for a future shareholder meeting?
Global Dividend Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Proxy Statement/Prospectus?
Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a shareholder of record, unless Global Dividend Fund has received contrary instructions from one or more of the household’s shareholders. If you need an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at 1-800-992-0180. If in the future, you do not wish to combine or wish to recombine the mailing of a proxy statement with household members, please inform Global Dividend Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.
Theresa K. Kelety
Secretary
July 15, 2020
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 18th day of March, 2020, by and between Voya Mutual Funds (“VMF”), a Delaware statutory trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Trust”), on behalf of its series, Voya Global High Dividend Low Volatility Fund (the “Surviving Fund”), and VMF, on behalf of its series, Voya Global Equity Dividend Fund (the “Disappearing Fund”).
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Disappearing Fund to the Surviving Fund in exchange solely for Class A, Class C, Class I and Class W voting shares of beneficial interest of the Surviving Fund (the “Surviving Fund Shares”), the assumption by the Surviving Fund of the liabilities of the Disappearing Fund described in paragraph 1.3, and the distribution of the Surviving Fund Shares to the shareholders of the Disappearing Fund in complete liquidation of the Disappearing Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, each of the Disappearing Fund and the Surviving Fund is a separate series of an open-end, registered investment company of the management type and the Disappearing Fund owns securities which generally are assets of the character in which the Surviving Fund is permitted to invest; and
WHEREAS, the Board of Trustees of the Surviving Fund has determined that the exchange of all of the assets of the Disappearing Fund for Surviving Fund Shares and the assumption of the liabilities of the Disappearing Fund, as described in paragraphs 1.2 and 1.3 herein, by the Surviving Fund are in the best interests of the Surviving Fund and its shareholders and that the interests of the existing shareholders of the Surviving Fund would not be diluted as a result of the transactions contemplated hereby; and
WHEREAS, the Board of Trustees of the Disappearing Fund has determined that the exchange of all of the assets of the Disappearing Fund for Surviving Fund Shares and the assumption of the liabilities of the Disappearing Fund by the Surviving Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Disappearing Fund and its shareholders and that the interests of the existing shareholders of the Disappearing Fund would not be diluted as a result of the transactions contemplated hereby.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE DISAPPEARING FUND TO THE SURVIVING FUND IN EXCHANGE FOR THE SURVIVING FUND SHARES, THE ASSUMPTION OF ALL DISAPPEARING FUND LIABILITIES AND THE LIQUIDATION OF THE DISAPPEARING FUND
1.1. Subject to the requisite approval of the Disappearing Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Disappearing Fund agrees to transfer all of the Disappearing Fund’s assets, as set forth in paragraph 1.2, to the Surviving Fund, and the Surviving Fund agrees in exchange therefor: (i) to deliver to the Disappearing Fund the number of full and fractional Class A, Class C, Class I and Class W Surviving Fund Shares determined by dividing the value of the Disappearing Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Disappearing Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).
1.2. The assets of the Disappearing Fund to be acquired by the Surviving Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interests receivable that are owned by the Disappearing Fund and any deferred or prepaid expenses shown as an asset on the books of the Disappearing Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).
1.3. The Disappearing Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Surviving Fund shall assume all of the liabilities of the Disappearing Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Disappearing Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income, if any, and realized net capital gain, if any, for the current taxable year through the Closing Date and any other amounts necessary to be distributed in order to eliminate any excise tax liability under Section 4982 of the Code.
1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Disappearing Fund will distribute to the Disappearing Fund’s shareholders of record with respect to its Class A, Class C, Class I and Class W shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Surviving Fund Shares of the same class received by the Disappearing Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Disappearing Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Disappearing Fund’s shares, by the transfer of the Surviving Fund Shares then credited to the account of the Disappearing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the shareholders of record of each class of the Disappearing Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Disappearing Fund Shareholders”). The aggregate net asset value of Class A, Class C, Class I and Class W Surviving Fund Shares to be so credited to shareholders of Class A, Class C, Class I and Class W shares of the Disappearing Fund shall, with respect to each class, be equal to the aggregate net asset value of the shares of the Disappearing Fund of that same class owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class C, Class I and Class W Disappearing Fund shares will simultaneously be canceled on the books of the Disappearing Fund, although share certificates representing interests in Class A, Class C, Class I and Class W shares of the Disappearing Fund will represent a number of shares of the same class of Surviving Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Surviving Fund shall not issue certificates representing the Class A, Class C, Class I, and Class W Surviving Fund Shares in connection with such exchange.
1.5. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent, as defined in paragraph 3.3.
1.6. Any reporting responsibility of the Disappearing Fund including, but not limited to, the responsibility for the filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Disappearing Fund until the Disappearing Fund completes its liquidation and dissolves. Thereafter, any such reporting responsibilities shall be the responsibility of the Surviving Fund’s investment manager on behalf of the Disappearing Fund.
2. VALUATION
2.1. The value of the Assets shall be the value computed as of the close of business of the New York Stock Exchange and after the declaration of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Disappearing Fund on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures described in the then-current prospectus and statement of additional information with respect to the Surviving Fund, and valuation procedures established by the Surviving Fund’s Board of Trustees.
2.2. The net asset value of Class A, Class C, Class I and Class W Surviving Fund Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures described in the Surviving Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Surviving Fund’s Board of Trustees.
2.3. The number of the Class A, Class C, Class I and Class W Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Disappearing Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class C, Class I and Class W shares of the Disappearing Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Surviving Fund Shares of the same class, determined in accordance with paragraph 2.2.
2.4. All computations of value shall be made by the Disappearing Fund’s designated record keeping agent and shall be subject to review by the Surviving Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.
3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall be September 18, 2020, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Surviving Fund or at such other time and/or place as the parties may agree.
3.2. The Disappearing Fund shall direct the Bank of New York Mellon, as custodian for the Disappearing Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Fund on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Disappearing Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Surviving Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Disappearing Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Disappearing Fund’s Assets are deposited, the Disappearing Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Disappearing Fund shall be delivered by wire transfer of federal funds on the Closing Date.
3.3. The Disappearing Fund shall direct BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), on behalf of the Disappearing Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Disappearing Fund Shareholders and the number and percentage ownership of outstanding Class A, Class C, Class I and Class W shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver a confirmation evidencing the Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Surviving Fund, or provide evidence satisfactory to the Disappearing Fund that such Surviving Fund Shares have been credited to the Disappearing Fund’s account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Fund or the Disappearing Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Disappearing

Fund or the Board of Trustees of the Surviving Fund, accurate appraisal of the value of the net assets of the Surviving Fund or the Disappearing Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
4.1. Except as has been disclosed to the Surviving Fund in a written instrument executed by an officer of VMF, VMF, on behalf of the Disappearing Fund, represents and warrants to VMF as follows:
(a) The Disappearing Fund is duly organized as a series of VMF, which is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under VMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;
(b) VMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Disappearing Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Disappearing Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;
(d) The current prospectus and statement of additional information of the Disappearing Fund and each prospectus and statement of additional information of the Disappearing Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) On the Closing Date, the Disappearing Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Surviving Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Fund;
(f) The Disappearing Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VMF, on behalf of the Disappearing Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VMF, on behalf of the Disappearing Fund, is a party or by which it is bound;
(g) [Reserved];
(h) Except as otherwise disclosed in writing to and accepted by VMF, on behalf of the Surviving Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Disappearing Fund or any of its properties or assets or any person whom the Disappearing Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VMF, on behalf of the Disappearing Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Disappearing Fund as of and for the year ended October 31, 2019 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with consistently applied U.S. generally accepted accounting principles (“U.S. GAAP”), and such statements (copies of which have been furnished to the Surviving Fund) present fairly, in all material respects, the financial condition of the Disappearing Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Disappearing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;
(j) Since October 31, 2019, there has not been any material adverse change in the Disappearing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Disappearing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Disappearing Fund due to declines in market values of securities in the Disappearing Fund’s portfolio, the discharge of Disappearing Fund liabilities, or the redemption of Disappearing Fund shares by shareholders of the Disappearing Fund shall not constitute a material adverse change);
(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Disappearing Fund required by law to have been filed by such date (including any extensions) shall have been timely filed and are or will be correct and complete in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Disappearing Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Disappearing Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income, net tax-exempt income and net capital gain for each of (i) any prior taxable year for which any such dividend and related distribution are still timely and (ii) the period ending on the Closing Date;
(m) All issued and outstanding shares of the Disappearing Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Disappearing Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Disappearing Fund, as provided in paragraph 3.3. The Disappearing Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Disappearing Fund, nor is there outstanding any security convertible into any of the Disappearing Fund shares;
(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of VMF, on behalf of the Disappearing Fund, and, subject to the approval of the shareholders of the Disappearing Fund, this Agreement will constitute a valid and binding obligation of the Disappearing Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(o) The information to be furnished by VMF, on behalf of the Disappearing Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;
(p) The proxy statement of the Disappearing Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Disappearing Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and
(q) On the Closing Date, the Disappearing Fund will have sold such of its assets, if any, as are necessary based on information provided by the Surviving Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Disappearing Fund pursuant to this Agreement, the Surviving Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Surviving Fund Prospectus, as amended through the Closing Date.
4.2. Except as has been disclosed to the Disappearing Fund in a written instrument executed by an officer of VMF, VMF, on behalf of the Surviving Fund, represents and warrants to VMF as follows:
(a) The Surviving Fund is duly organized as a series of VMF, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under VMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;
(b) VMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Surviving Fund under the 1933 Act, are in full force and effect;
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;
(d) The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information of the Surviving Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) On the Closing Date, the Surviving Fund will have good and marketable title to the Surviving Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Disappearing Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Surviving Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VMF, on behalf of the Surviving Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VMF, on behalf of the Surviving Fund, is a party or by which it is bound;
(g) Except as otherwise disclosed in writing to and accepted by VMF, on behalf of the Disappearing Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VMF, on behalf of the Surviving Fund, or any of its properties or assets, or any person whom the Surviving Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VMF, on behalf of the Surviving Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Surviving Fund as of and for the year ended October 31, 2019, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with consistently applied U.S. GAAP, and such statements (copies of which have been furnished to the Disappearing Fund) present fairly, in all material respects, the financial condition of the Surviving Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Surviving Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;
(i) Since October 31, 2019, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Disappearing Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund’s portfolio, the discharge of Surviving Fund liabilities, or the redemption of Surviving Fund Shares by shareholders of the Surviving Fund, shall not constitute a material adverse change);
(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including any extensions) shall have been timely filed and are or will be correct and complete in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Surviving Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;
(l) All issued and outstanding shares of the Surviving Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Surviving Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Surviving Fund, as provided in paragraph 3.3. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund Shares;
(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of VMF, on behalf of the Surviving Fund, and this Agreement will constitute a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n) The Class A, Class C, Class I and Class W Surviving Fund Shares to be issued and delivered to the Disappearing Fund, for the account of the Disappearing Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable;
(o) The information to be furnished by VMF, on behalf of the Surviving Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
(p) That insofar as it relates to the Surviving Fund, the Registration Statement relating to the Surviving Fund Shares issuable hereunder, and the proxy materials with respect to the Disappearing Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Disappearing Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Surviving Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Surviving Fund will, within a commercially reasonable amount of time, inform the Disappearing Fund.
5. COVENANTS OF THE SURVIVING FUND AND THE DISAPPEARING FUND
5.1. The Surviving Fund and the Disappearing Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
5.2. The Disappearing Fund will call a meeting of the shareholders of the Disappearing Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3. The Disappearing Fund covenants that the Class A, Class C, Class I and Class W Surviving Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.4. The Disappearing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Disappearing Fund’s shares.
5.5. Subject to the provisions of this Agreement, the Surviving Fund and the Disappearing Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.6. The Disappearing Fund will provide the Surviving Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Surviving Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Disappearing Fund to consider approval of this Agreement and the transactions contemplated herein.
5.7. The Surviving Fund will advise the Disappearing Fund promptly if at any time prior to the Closing Date the assets of the Disappearing Fund include any securities that the Surviving Fund is not permitted to acquire.
5.8. As soon as is reasonably practicable after the Closing, the Disappearing Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class C, Class I and Class W Surviving Fund Shares received at the Closing.
5.9. The Surviving Fund and the Disappearing Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.10. VMF, on behalf of the Disappearing Fund, covenants that VMF will, from time to time, as and when reasonably requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as VMF, on behalf of the Surviving Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) VMF’s, on behalf of the Disappearing Fund’s, title to and possession of the Surviving Fund Shares to be delivered hereunder, and (b) VMF’s, on behalf of the Surviving Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.
5.11. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE DISAPPEARING FUND
The obligations of VMF, on behalf of the Disappearing Fund, to consummate the transactions provided for herein shall be subject, at VMF’s election, to the performance by VMF, on behalf of the Surviving Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1. All representations and warranties of VMF, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
6.2. VMF, on behalf of the Surviving Fund shall have delivered to VMF a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to VMF and dated as of the Closing Date, to the effect that the representations and warranties of VMF, on behalf of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as VMF shall reasonably request; and
6.3. VMF, on behalf of the Surviving Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VMF, on behalf of the Surviving Fund, on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
7.1. The obligations of VMF, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be subject, at VMF’s election, to the performance by VMF, on behalf of the Disappearing Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.2. All representations and warranties of VMF, on behalf of the Disappearing Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.3. VMF, on behalf of the Disappearing Fund shall have delivered to VMF, on behalf of the Surviving Fund, (i) a statement of the Disappearing Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of VMF, (ii) a statement of the respective tax basis of each investment transferred by the Disappearing Fund to Surviving Fund, and (iii) copies of all relevant tax books and records;
7.4. VMF, on behalf of the Disappearing Fund shall have delivered to VMF, on behalf of the Surviving Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to VMF and dated as of the Closing Date, to the effect that the representations and warranties of VMF, on behalf of the Disappearing Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as VMF shall reasonably request;
7.5. VMF, on behalf of the Disappearing Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VMF, on behalf of the Disappearing Fund, on or before the Closing Date; and
7.6. The Disappearing Fund shall have declared and paid a distribution or distributions on or prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, all of its net tax-exempt income, if any, and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income, net tax-exempt income and net realized capital gains from any prior taxable year if still timely under Section 855 of the Code, to the extent not otherwise already distributed.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND THE DISAPPEARING FUND
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to VMF, on behalf of the Disappearing Fund, or VMF, on behalf of the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Disappearing Fund in accordance with the provisions of VMF’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to VMF. Notwithstanding anything herein to the contrary, neither VMF, on behalf of the Surviving Fund, nor VMF, on behalf of the Disappearing Fund, may waive the conditions set forth in this paragraph 8.1;
8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by VMF, on behalf of the Surviving Fund, or VMF, on behalf of the Disappearing Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Disappearing Fund, provided that either party hereto may for itself waive any of such conditions;
8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
8.5. The parties shall have received the opinion of tax counsel (which opinion will be subject to certain qualifications) addressed to VMF substantially to the effect that, based upon certain facts, assumptions, representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, the transaction contemplated by this Agreement shall constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Code for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request of VMF. Notwithstanding anything herein to the contrary, VMF may not waive the condition set forth in this paragraph 8.5.
9. BROKERAGE FEES AND EXPENSES
9.1. VMF represents and warrants on behalf of the Surviving Fund and the Disappearing Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2. The expenses relating to the proposed Reorganization will be borne by the investment manager to both the Surviving Fund and the Disappearing Fund (or an affiliate of the investment manager). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Fund’s prospectus and the Disappearing Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
11. TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before December 31, 2020, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
12. AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of VMF; provided, however, that following the meeting of the shareholders of the Disappearing Fund called by VMF pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class C, Class I and Class W Surviving Fund Shares to be issued to the Disappearing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
13. NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
Voya Mutual Funds
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.
With a copy to:
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Attn: Elizabeth Reza
14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Disappearing Fund or the corporate property of the Surviving Fund, as the case may be, as provided in the Declaration of Trust of VMF. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

Appendix B: Additional Information Regarding Voya Global High Dividend Low Volatility Fund
Portfolio Holdings Information
A description of Global HDLV Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
Classes of Shares
Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of Global HDLV Fund; (2) the amount of your investment; (3) the expenses you will pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The table below summarizes the features of the classes of shares available through this Prospectus. Fund charges may vary so you should review Global HDLV Fund's fee table included in the summary section of this Prospectus as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None (At least $100/month for Pre-Authorized Investment Plan)
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None (At least $100/month for Pre-Authorized Investment Plan)
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Effective January 2, 2020, automatic conversion to Class A shares after 10 years

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase2/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None (At least $100/month for Pre-Authorized Investment Plan)
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge	None

Class R6
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size[3]	$1,000,000/$1,000,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None (At least $100/month for Pre-Authorized Investment Plan)
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	A contingent deferred sales charge applies to shares purchased without an initial sales charge, as part of an investment of $1 million or more, and redeemed within 18 months of purchase.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements or for employees of Voya IM who are eligible to participate in “notional” bonus programs sponsored by Voya IM.
3	The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.
Because Global HDLV Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. Global HDLV Fund cannot ensure that it will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Global HDLV Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, investors investing in Global HDLV Fund through an intermediary should consult Appendix A to Global HDLV's prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
Global HDLV Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by Global HDLV Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these distribution and service fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Global HDLV Fund has adopted a 12b-1 Plan for at least one of the following share classes: Class A, Class C, Class R, and Class T shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under a 12b-1 Plan (calculated as a percentage of Global HDLV Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class C	Class T
Global HDLV Fund	0.25%	1.00%	0.25%

Sales Charges
Global HDLV Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of Global HDLV Fund's shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in Global HDLV Fund's Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares“ below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with Global HDLV Fund. Former Class C shareholders that were converted to Class A shares are not subject to a sales charge for the life of their account on purchases made directly with Global HDLV Fund.
Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. Shareholders whose Class C shares were automatically converted to Class A shares are not subject to a CDSC for the life of their account on purchases made directly with Global HDLV Fund.
Class C Shares
Unless you are eligible for a waiver, if you sell your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	None
To keep your CDSC as low as possible, each time you place a request to redeem shares, Global HDLV Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from Global HDLV Fund described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, Global HDLV Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares.
Reduced or Waived Front-End Sales Charges or CDSC
The sales charge and CDSC waiver categories described in this section do not apply to customers purchasing shares of Global HDLV Fund through any of the financial intermediaries specified in Appendix A to this Prospectus (each a “Specified Intermediary”). In all instances, it is the investor’s responsibility to notify Global HDLV Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
Different financial intermediaries may apply different sales charge or CDSC waivers. Please refer to Appendix A to Global HDLV Fund's prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.
Investors in Global HDLV Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of Global HDLV Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Government Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of Global HDLV Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase Global HDLV Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of Global HDLV Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify Global HDLV Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from “employee benefit plans” or an IRA.
•	Reinvestment of dividends and capital gains distributions.
In addition, the CDSC will be waived on the redemption of shares held through an intermediary if the intermediary has entered into an agreement with the Distributor to waive the CDSC. If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.    If you sell Class A or Class C shares of Global HDLV Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of Global HDLV Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
How Shares Are Priced
Global HDLV Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of Global HDLV Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of Global HDLV Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when Global HDLV Fund is closed for business, Fund shares will not be priced and Global HDLV Fund does not transact purchase and redemption orders. To the extent Global HDLV Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, Global HDLV Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board. Such procedures provide, for example, that:
•	Exchange-traded securities are valued at the mean of the closing bid and ask.
•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and Global HDLV Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which Global HDLV Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine Global HDLV Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in Global HDLV Fund.
How to Buy and Sell Shares
Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: Global HDLV Fund, the Distributor, or a third-party selling you Global HDLV Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits Global HDLV Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
Global HDLV Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Global HDLV Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of Global HDLV Fund. Global HDLV Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
Global HDLV Fund reserves the right to suspend the offering of shares.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Beginning January 2, 2020, a shareholder’s Class C shares will automatically convert to Class A shares on the second calendar day of the following month in which the tenth anniversary of the issuance of the Class C shares occurs, together with a pro rata portion of all Class C shares representing dividends and other distributions paid in additional Class C shares. Any Class C shares that have been held for ten years or more as of January 2, 2020 will automatically convert to Class A shares on that date.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative; (7) employees of Voya IM who are eligible to participate in “notional” bonus programs sponsored by Voya IM; (8) retirement plans affiliated with Voya Financial, Inc.; (9) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (10) other registered investment companies.

Class R6 Shares
Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require Global HDLV Fund or an affiliate of Global HDLV Fund (including the Adviser and any affiliate of the Adviser) to make, and Global HDLV Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of Global HDLV Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other registered investment companies; (4) Health Savings Accounts (“HSAs”) within plan level or omnibus accounts that are held on the books of Global HDLV Fund; (5) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and (b) hold interests in Global HDLV Fund through a single plan level account held directly through the Fund and not traded through an intermediary; and (6) wrap programs offered by broker-dealers and financial institutions that have entered into an agreement with the Distributor to offer Class R6 shares and invest through an omnibus account. Such availability will be subject to management's determination of the appropriateness of investment in Class R6 shares.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.
In addition to the above investors, certain existing Class I shareholders of Global HDLV Fund may exchange all of its Class I shares for Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated above; and (2) the shareholder does not require the Fund or an affiliate of the Fund to make, and the Fund or affiliate (including the Adviser and any affiliate of the Adviser) does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within Global HDLV Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Class T Shares
Class T shares are available to the general public through certain financial intermediaries. Investors wishing to purchase Class T shares should contact their financial intermediary.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative; (6) retirement plans affiliated with Voya Financial, Inc.; (7) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC; and (6) qualifying investments made through Voya promotional programs as determined by Voya Investments Distributor, LLC.
Retirement Plans
Global HDLV Fund has available prototype qualified retirement plans for corporations and self-employed individuals. Global HDLV Fund also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/T/W I1 R6	$1,000 $250,000 $1,000,000	No minimum
Retirement accounts	A/C/T/ I1 R6 W	$250 $250,000 No minimum $1,000	No minimum

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Pre-Authorized Investment Plan	A/C/T/W I1	$1,000 $250,000	At least $100/month
Certain omnibus accounts	A/C/T	$250	No minimum
1	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements or for employees of Voya IM who are eligible to participate in “notional” bonus programs sponsored by Voya IM.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R6 shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (US) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
How to Sell Shares
You may sell shares by using the methods outlined in the following table. Under unusual circumstances, Global HDLV Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.

Selling Shares	To Sell Some or All of Your Shares
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $10,000,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (up to a maximum of $10,000,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the Business Day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Systematic Withdrawal Plan (available only for those share classes referenced below)
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
Execution of Sale Requests
Sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. For your transaction to be counted on the day you place your sale request with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your sale request in proper form before Market Close and transmit the sale request to the Transfer Agent or the Distributor in a timely manner.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will typically be made within one business day after receipt by the transfer agent of a request in good order. Global HDLV Fund can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but Global HDLV Fund will not release the proceeds until your purchase payment clears. This may take up to 30 days. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Global HDLV Fund will typically pay redemption proceeds in cash using cash held by Global HDLV Fund, with cash generated by Global HDLV Fund through the sale of cash equivalents and other Fund assets or by borrowing cash pursuant to Global HDLV Fund’s line of credit. Global HDLV Fund may, however, determine in its absolute discretion to distribute non-cash assets in kind in complete or partial satisfaction of its obligation to pay redemption proceeds to a shareholder. Global HDLV Fund may distribute non-cash assets in any case where it has determined, in its sole discretion, that it is advisable and in the best interests of Global HDLV Fund. By way of example, where the redemption might be expected to have an unfavorable tax effect on Global HDLV Fund, cases arising during a period of deteriorating market conditions or market stress, cases arising when a significant portion of Global HDLV Fund’s portfolio is comprised of less-liquid and/or illiquid securities, or in the case of a very large redemption that could adversely affect Fund operations. In such a case, Global HDLV Fund could elect to make payment in securities or other assets for redemptions that exceed the lesser of $250,000 or 1% of its net assets during any 90-day period for any one record shareholder. A shareholder may incur brokerage costs in converting such assets to cash.
Telephone Orders
Neither Global HDLV Fund nor the transfer agent will be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Global HDLV Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Global HDLV Fund or the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, Global HDLV Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than Global HDLV Fund's minimum. Before Global HDLV Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
How to Exchange Shares
Exchanges Between Voya Mutual Funds
You may exchange shares of Global HDLV Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders® Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. Class T shares of the Fund are not eligible for exchange into shares of the same class of any other Voya mutual fund. If you purchase Class A shares of Voya Government Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund.
If you exchange shares of Global HDLV Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
Exchanges Between Classes of Global HDLV Fund
You may exchange Class C and Class W shares for Class I shares within Global HDLV Fund, or you may exchange Class A shares and Class I shares for any other class within Global HDLV Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, or you may exchange Class C shares for Class A shares within Global HDLV Fund after you have held your Class C shares for 10 years or more, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired, unless the Distributor approves the exchange and determines that no CDSC is payable in connection with the exchange; (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.); and (3) you may not exchange Class C shares for Class A shares unless your intermediary has agreed to waive its right to receive the front-end sales charge that otherwise would be applicable to the Class A shares.

Certain existing Class I shareholders of Global HDLV Fund may exchange their Class I shares for Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of this Prospectus entitled “How to Buy Shares”; and (2) the shareholder does not require the Fund or an affiliate (including the Adviser and any affiliate of the Adviser) of the Fund to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares.
You may exchange any other share class for Class T shares without paying a sales charge, if you otherwise meet the eligibility requirements of Class T shares, except that you may not exchange shares that are subject to a contingent deferred sales charge (“CDSC”) until the applicable CDSC period has expired, unless the Distributor approves the exchange and determines that no CDSC is payable in connection with the exchange. Class T shares may not be exchanged for any other share class of the same Fund.
All exchanges within Global HDLV Fund are subject to the discretion of the Distributor to permit or reject such exchanges. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes from an exchange between classes of shares within Global HDLV Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local, and non-U.S. tax consequences of an exchange between classes of shares within Global HDLV Fund.
Exchanges between classes of shares within Global HDLV Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of Global HDLV Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to Global HDLV Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. Global HDLV Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders® Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
Frequent Trading – Market Timing
Global HDLV Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of Global HDLV Fund. Global HDLV Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. Global HDLV Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

Global HDLV Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time Global HDLV Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in its current NAV, investors may attempt to take advantage of anticipated price movements in securities held by Global HDLV Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by Global HDLV Fund is halted and does not resume prior to the time it calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. Global HDLV Fund has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that Global HDLV Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.
The Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of Global HDLV Fund. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, Global HDLV Fund prohibits frequent trading. Global HDLV Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with Global HDLV Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by Global HDLV Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or Global HDLV Fund's systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that Global HDLV Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next Business Day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
Global HDLV Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in Global HDLV Fund will occur. Moreover, in enforcing such restrictions, Global HDLV Fund is often required to make decisions that are inherently subjective. Global HDLV Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.
Shareholders may invest in Global HDLV Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Adviser or its affiliated entities have agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of Global HDLV Fund. There is no assurance that the Adviser or its affiliated entities will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, Global HDLV Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where Global HDLV Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, Global HDLV Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in Global HDLV Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
Payments to Financial Intermediaries
Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities or their affiliates (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may receive compensation from Global HDLV Fund for providing services which are primarily intended to result in the sale of Fund shares. The Distributor has an agreement in place with each broker-dealer selling Global HDLV Fund defining specifically what that broker-dealer will be paid for the sale of a particular Voya mutual fund. The broker-dealer then pays the registered representative who sold you the mutual fund some or all of what they receive from Voya. A registered representative may receive a payment when the sale is made and in some cases, can continue to receive payments while you are invested in the mutual fund. In addition, other entities may receive compensation from Global HDLV Fund for providing services which are primarily intended to result in the sale of Fund shares, so long as such entities are permitted to receive these fees under applicable rules and regulations.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. Depending on the broker-dealer's satisfaction of the required conditions, these payments may be periodic and may be up to: (1) 0.30% per annum of the value of Global HDLV Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of Global HDLV Fund's shares sold by the broker-dealer during a particular period. For example, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
Voya, out of its own resources and without additional cost to Global HDLV Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of Global HDLV Fund, including affiliates of Voya. These amounts would be in addition to the distribution payments made by Global HDLV Fund under the distribution agreements. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
Voya may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of Global HDLV Fund may contribute to non-cash compensation arrangements.
The compensation paid by Voya to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Voya mutual funds. The amount of continuing compensation paid by Voya to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in Voya mutual funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.
Voya or a Voya mutual fund may pay service fees to intermediaries for administration, recordkeeping, and other shareholder services. Intermediaries receiving these payments may include, among others, brokers, financial planners or advisers, banks, and insurance companies. The Voya mutual funds may reimburse Voya for some or all of the payments made by Voya to intermediaries for these services.
In some cases, a financial intermediary may hold its clients’ mutual fund shares in nominee or street name. These financial intermediaries may (though they will not necessarily) provide services including, among other things: processing and mailing trade confirmations; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The top firms Voya paid to sell its mutual funds as of the last calendar year are:
Advisor Group, Inc.; Ameriprise Financial Services, Inc.; Broadridge Business Process Outsourcing, LLC; Cetera Advisor Networks, LLC; Charles Schwab & Co. Inc.; Directed Services LLC; Goldman Sachs & Co.; J.P. Morgan Securities, LLC; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley; National Financial Services, LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Prudential Insurance

Company of America; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company of New York; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company; Wells Fargo Bank N.A.; and Wells Fargo Clearing Services, LLC.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
Class R6
Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through financial intermediaries. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of Global HDLV Fund. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries for assisting the Distributor in promoting the sales of Global HDLV Fund's shares. In addition, neither Global HDLV Fund nor its affiliates (including the Adviser and any affiliate of the Adviser) make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.
Dividends, Distributions, and Taxes
Dividends and Distributions
Global HDLV Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Global HDLV Fund distributes capital gains, if any, annually. Global HDLV Fund also declares dividends and pays dividends consisting of ordinary income, if any, quarterly.
From time to time a portion of Global HDLV Fund’s distributions may constitute a return of capital. To comply with federal tax regulations, Global HDLV Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct Global HDLV Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of Global HDLV Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting Global HDLV Fund and its shareholders. The following assumes that Global HDLV Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss an investment in Global HDLV Fund with your tax advisor.
Global HDLV Fund will distribute all, or substantially all, of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to its shareholders each year. Although Global HDLV Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions properly reported as capital gain dividends are taxable as long term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by Global HDLV Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of Global HDLV Fund through a financial intermediary, that entity will provide this information to you.

Global HDLV Fund intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, Global HDLV Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from Global HDLV Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Global HDLV Fund is required to withhold a portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your U.S. federal income tax liability.
Shareholders that invest in Global HDLV Fund through a tax advantaged account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in Global HDLV Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, Global HDLV Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income and proceeds received by Global HDLV Fund from sources within foreign countries may be subject to foreign withholding or other taxes. The United States has entered into tax treaties with many foreign countries which may entitle Global HDLV Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for Global HDLV Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of Global HDLV Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of Global HDLV Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect (the “Foreign Election”) to “pass through” to its shareholders the amount of foreign income and similar foreign taxes paid or deemed paid by it. If Global HDLV Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of such foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is anticipated that the Fund will qualify to make the Foreign Election; however, Global HDLV Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through Global HDLV Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.
Please see the SAI for further information regarding tax matters.
Financial Highlights
The financial highlights table is intended to help you understand Global HDLV Fund's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in Global HDLV Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by KPMG LLP, whose report, along with Global HDLV Fund’s financial statements, is included in Global HDLV Fund’s Annual Report, which is available upon request.
Because Class R6 shares of Global HDLV Fund had not commenced operations as of the fiscal year ended December 31, 2019, such share class financial highlights are not presented; however, financial highlights for Class A shares are presented for Global HDLV Fund. Annual returns would differ only to the extent that Class R6 shares and Class A shares have different fees and expenses.
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)	Expenses, net of all reductions/additions(2)	Net investment income (loss)(2)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global High Dividend Low Volatility Fund
Class A
10-31-19	33.99	0.96	2.41	3.37	1.06	—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(d)	1.50	1.35	1.35	1.62	208,797	147
Class C
10-31-19	31.64	0.64•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(d)	2.25	2.10	2.10	0.90	93,243	147
Class I
10-31-19	34.30	1.05	2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(d)	1.24	1.10	1.10	1.88	37,562	147
Class W
10-31-19	34.27	1.04•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(d)	1.25	1.10	1.10	1.90	4,027	147
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable.
(2)	Ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the year or period.
(d)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global HDLV Fund’s total return would have been (1.80)%, (2.54)%, (1.54)% and (1.53)% for Classes A, C, I and W, respectively.

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS
The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of June 10, 2020:
Global Dividend Fund
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

Global HDLV Fund
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

*	On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on June 10, 2020.
[Voya Insurance and Annuity Company, an Iowa company, may be deemed a control person of both Funds. Voya Insurance and Annuity Company is an indirect, wholly-owned subsidiary of VA Capital Company LLC.]

VOYA-GED-PRX-0715

PART B

Voya Mutual Funds

Statement of Additional Information

July 15, 2020

Acquisition of the Assets and Liabilities of: Voya Global Equity Dividend Fund (A Series of Voya Mutual Funds) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: Voya Global High Dividend Low Volatility Fund (A Series of Voya Mutual Funds) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of Voya Global High Dividend Low Volatility Fund (“SAI”) is available to the shareholders of Voya Global Equity Dividend Fund (“Global Dividend Fund”), a series of Voya Mutual Funds, in connection with a proposed transaction whereby all of the assets and liabilities of Global Dividend Fund will be transferred to Voya Global High Dividend Low Volatility Fund (“Global HDLV Fund,” together with Global Dividend Fund, the “Funds”, and each a “Fund”), a series of Mutual Funds, in exchange for shares of Global Dividend Fund.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Global HDLV Fund; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The SAI for Global Dividend Fund and Global HDLV Fund, dated February 28, 2020, as filed on February 25, 2020 (File No: 811-7428).

2.	The Financial Statements of Global Dividend Fund included in the Annual Report dated October 31, 2019, as filed on January 8, 2020, and the Financial Statements of Global HDLV Fund (formerly known as Voya Global Equity Fund) included in the Annual Report dated October 31, 2019, as filed on January 8, 2020.

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated July 15, 2020, relating to the Reorganization of Global Dividend Fund may be obtained, without charge, by writing to Voya Investment Management at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Market Perspective: Year Ended October 31, 2019

In our semi-annual report, we described how many investors were rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”), having raised rates in December for the fourth time in 2018, all set to continue in 2019.

Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 8.90% in the first half of the fiscal year. (The Index returned 12.69% for the year ended October 31, 2019, measured in U.S. dollars.)

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half, and by the end of a rollercoaster ride, the Index was up another 3.30%, a total of 12.49% for the fiscal year.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.2%. German GDP actually fell in the second quarter, as it did in the UK, where chronic disagreement about whether and how to leave the European Union culminated in a general election called for December 12.

Japan, with manufacturing also in contraction, managed GDP growth of 1.3% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., annualized first quarter growth surprised to the upside at 3.1%, flattered by volatile inventory and trade elements. Growth fell to 2.0% in the second quarter and 1.9% in the third. This was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, to 25%. Trade negotiations with China had evidently broken down. Later, he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.

It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases (and finally did so in September). The Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed between the two Presidents on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal could be signed in November. Yet many were still skeptical that enough real goodwill existed to achieve a far-reaching agreement. The FOMC cut rates again in both months, without seeming to please anybody, again. The period ended with the world economy still slowing, the Index just off a new record and market sentiment fragile.

In U.S. fixed income markets, the story was falling yields. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned a remarkable 27.60% as the U.S. 30-year Treasury yield fell below 2% for the first time ever. The 10-year yield on Japanese and major European government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index including dividends, rose 14.33%, ending at a record. Bond surrogates, real estate and utilities were the top performers, up 25.48% and 23.71%. Energy, exposed to a slowdown in global economic activity, and with the oil price down 17%, was the weakest, losing 11.04%.

In currencies, the dollar rose 1.61% against the euro over the year but lost 1.34% against the pound and 4.21% against the yen. The dollar still offers positive interest rates on its safest investments, but perhaps the dollar’s 18-month rally on a trade-weighted basis was starting to fade.

In international markets, the MSCI Japan® Index ended up just 4.57% for the year, probably reflecting Japan’s own vulnerability to a trade-war and the strong yen. The MSCI Europe ex UK® Index advanced 13.65%, powered by capital goods, food, beverage and tobacco and pharmaceuticals companies. The MSCI UK® Index rose 5.73%, pressured by Brexit concerns, but also affected by the company-specific fortunes of MSCI UK’s market heavyweights. The largest contributions came from pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were Royal Dutch Shell and British American Tobacco.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio Manager’s Report

Voya Global Equity Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.12% compared to the MSCI World IndexSM (the “Index” or “MSCI World”) and the MSCI All Country World IndexSM (“MSCI ACWISM”) which returned 12.69% and 12.59%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI World. Key detractors from relative results included the Fund’s stock-specific exposures and small size bias, which caused most of the Fund’s underperformance for the period, the stock ranking model, which also was a significant detractor, and the Fund’s low-beta profile. On the regional level, stock selection within Europe and North America had the largest negative impact on relative performance. On the sector level, Fund holdings within the consumer discretionary and information technology sectors had the largest negative impact. At the individual stock level, an underweight position in Apple Inc. and overweight positions in Walgreens Boots Alliance Inc. and Altria Group Inc. were among the largest detractors for the period.

By contrast, key contributors for the period included the Fund’s dividend yield and its industry exposures. Stock selection within the Africa/Mideast and Latin American regions contributed modestly to relative returns. On the sector level, stock selection within the energy and financial sectors had the largest positive impact on returns. Key contributors for the period include overweight positions in Total System Services, Inc. and Sekisui House, Ltd. and an out-of-benchmark position in Royal Gold, Inc.

Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process first seeks to create a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models that seek to identify the most attractive stocks within each sector. The Fund is optimized to achieve its dividend, alpha and volatility objectives.

*Effective February 1, 2019, Peg DiOrio was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice.  The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Top Ten Holdings as of October 31, 2019
(as a percentage of net assets)

Microsoft Corp.	3.0%
Johnson & Johnson	1.3%
AT&T, Inc.	1.1%
Roche Holding AG	1.1%
Procter & Gamble Co.	1.1%
Merck & Co., Inc.	1.1%
Royal Dutch Shell PLC - Class A	1.0%
Cisco Systems, Inc.	1.0%
Pfizer, Inc.	1.0%
PepsiCo, Inc.	1.0%

Portfolio holdings are subject to change daily.

Geographic Diversification as of October 31, 2019
(as a percentage of net assets)

United States	60.6%
Japan	8.4%
United Kingdom	5.0%
Canada	4.6%
Australia	3.2%
Netherlands	3.1%
Switzerland	2.6%
France	2.1%
Spain	2.0%
Denmark	1.2%
Countries between 0.1%-1.1%^	6.6%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%

*      Includes short-term investments and exchange-traded funds.

^      Includes 10 countries, which each represents 0.1%-1.1% of net assets.

Portfolio holdings are subject to change daily.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Global Dividend Fund will be transferred to Global HDLV Fund (formerly known as Voya Global Equity Fund) , in exchange for shares of Global HDLV Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2019. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2019 (Unaudited)

	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund	Pro Forma Adjustments		Voya Global High Dividend Low Volatility Fund Pro Forma Combined
ASSETS:
Investments in securities at fair value+*	$57,940,672	$238,405,546	$-		$296,346,218
Short-term investments at fair value**	378,721	2,039,783	-		2,418,504
Cash	113,950	81,117	-		195,067
Foreign currencies at value***	7,406	31,605	-		39,011
Receivables:
Fund shares sold	432	31,473	-		31,905
Dividends	119,744	489,974	-		609,718
Foreign tax reclaims	33,604	315,551	-		349,155
Prepaid expenses	31,520	17,363	-		48,883
Reimbursement due from manager	16,271	29,010	151,900	(B)	197,181
Other assets	12,420	66,367	-		78,787
Total assets	58,654,740	241,507,789	151,900		300,314,429

LIABILITIES:
Payable for fund shares redeemed	39,219	207,616	-		246,835
Payable upon receipt of securities loaned	378,721	1,922,783	-		2,301,504
Payable for investment management fees	24,445	100,396	-		124,841
Payable for distribution and shareholder service fees	16,200	63,755	-		79,955
Payable to trustees under the deferred compensation plan	12,420	66,367	-		78,787
Payable for trustee fees	305	1,207	-		1,512
Other accrued expenses and liabilities	91,978	407,689	151,900	(B)	651,567
Total liabilities	563,288	2,769,813	151,900		3,485,001
NET ASSETS	$58,091,452	$238,737,976	$-		$296,829,428

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$55,877,640	$279,826,528	$-		$335,704,168
Total distributable earnings (loss)	2,213,812	(41,088,552)	-		(38,874,740)
NET ASSETS	$58,091,452	$238,737,976	$-		$296,829,428

+	Including securities loaned at value	$370,040	$1,844,086	$-		$2,214,126
*	Cost of investments in securities	$54,690,586	$226,746,941	$-		$281,437,527
**	Cost of short-term investments	$378,721	$2,039,783	$-		$2,418,504
***	Cost of foreign currencies	$7,350	$30,638	$-		$37,988

	Class A(C)
	Net Assets	$42,600,951	$170,817,322	$-		$213,418,273
	Shares authorized	unlimited	unlimited			unlimited
	Par value	$-	$-	$-		$-
	Shares outstanding	3,066,866	4,705,711	(1,893,286)	(A)	5,879,291
	Net asset value and redemption price per share†	$13.89	$36.30	$-		$36.30
	Maximum offering price per share (5.75%)(1)	$14.74	$38.51			$38.51

	Class C
	Net Assets	$8,586,780	$33,040,876	$-		$41,627,656
	Shares authorized	unlimited	unlimited			unlimited
	Par value	$-	$-	$-		$-
	Shares outstanding	621,387	978,335	(367,115)	(A)	1,232,607
	Net asset value and redemption price per share†	$13.82	$33.77	$-		$33.77

	Class I
	Net Assets	$5,919,939	$32,356,906	$-		$38,276,845
	Shares authorized	unlimited	unlimited			unlimited
	Par value	$-	$-	$-		$-
	Shares outstanding	425,631	883,451	(264,017)	(A)	1,045,065
	Net asset value and redemption price per share	$13.91	$36.63	$-		$36.63

	Class W
	Net assets	$983,782	$2,522,872	$-		$3,506,654
	Shares authorized	unlimited	unlimited			unlimited
	Par value	$-	$-	$-		$-
	Shares outstanding	63,036	68,934	(36,157)	(A)	95,813
	Net asset value and redemption price per share	$15.61	$36.60	$-		$36.60

(A)	Reflects new shares issued, net of retired shares of Voya Global Equity Dividend Fund. (Calculation: Net Assets ÷ NAV per share).
(B)	Reflects adjustment for estimated one time merger and transition expenses (See Note 4 in the Notes to Unaudited Pro Forma Financial Statements).
(C)	Class O converted to Class A on November 22, 2019.
(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to unaudited Pro Forma Financial Statements

STATEMENTS OF OPERATIONS for the Year Ended October 31, 2019 (Unaudited)

	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund	Pro Forma Adjustments		Voya Global High Dividend Low Volatility Fund Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,148,295	$8,606,454	$-		$10,754,749
Securities lending income, net	955	13,380	-		14,335
Total investment income	2,149,250	8,619,834	-		10,769,084

EXPENSES:
Investment management fees	400,743	1,206,633	(95,751)	(A)	1,511,625
Distribution and shareholder service fees:
Class A	105,073	414,260	-		519,333
Class C	103,525	417,972	-		521,497
Class O(B)	1,032	-	(1,032)	(A)	-
Transfer agent fees:
Class A	75,309	271,255	(6,508)	(A)	340,056
Class C	18,630	68,590	(1,641)	(A)	85,579
Class I	4,730	24,796	(2,897)	(A)	26,629
Class O(B)	749	-	(749)	(A)	-
Class W	1,786	3,947	(170)	(A)	5,563
Shareholder reporting expense	12,775	36,216	(8,660)	(A)	40,331
Registration fees	74,053	61,657	(63,507)	(A)	72,203
Professional fees	21,171	76,904	(6,772)	(A)	91,303
Custody and accounting expense	46,314	67,883	(34,195)	(A)	80,002
Trustee fees	2,440	9,653	(5,039)	(A)	7,054
Miscellaneous expense	11,595	28,201	(9,506)	(A)	30,290
Interest expense	-	1,491	377	(A)	1,868
Total expenses	879,925	2,689,458	(236,050)		3,333,333
Waived and reimbursed fees	(175,504)	(402,877)	99,801	(A)	(478,580)
Net expenses	704,421	2,286,581	(136,249)		2,854,753
Net investment income	1,444,829	6,333,253	136,249		7,914,331

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	121,534	(4,960,299)			(4,838,765)
Forward foreign currency contracts	(1,744)	-			(1,744)
Foreign currency related transactions	(1,681)	3,202			1,521
Net realized gain (loss)	118,109	(4,957,097)	-		(4,838,988)
Net change in unrealized appreciation (depreciation) on:
Investments	3,084,553	21,597,291	-		24,681,844
Foreign currency related transactions	4,828	9,502			14,330
Net change in unrealized appreciation (depreciation)	3,089,381	21,606,793	-		24,696,174
Net realized and unrealized gain	3,207,490	16,649,696	-		19,857,186
Increase in net assets resulting from operations	$4,652,319	$22,982,949	$136,249		$27,771,517

*Foreign taxes withheld	$108,434	$379,304	$-	$487,738

(A)     Reflects adjustments related to portfolio consolidation.

(B)     Class O converted to Class A on November 22, 2019.

See Accompanying Notes to unaudited Pro Forma Financial Statements

PORTFOLIO OF INVESTMENTS
as of October 31, 2019 (Unaudited)

Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund	Pro Forma adjustments		Voya Global High Dividend Low Volatility Fund Pro Forma Combined				Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund	Pro Forma adjustments		Voya Global High Dividend Low Volatility Fund Pro Forma Combined
Shares	Shares			Shares				Value	Value	Value		Value
				COMMON STOCK: 99.4%
						Australia: 3.2%
7,533	30,872	(30)	(A)	38,375		AGL Energy Ltd.		$102,831	$421,421	$(411)	(A)	$523,841
65,389	268,665	(94)	(A)	333,960		Aurizon Holdings Ltd.		266,018	1,092,995	(383)	(A)	1,358,630
11,423	46,847	(38)	(A)	58,232		BHP Group Ltd.		280,006	1,148,337	(921)	(A)	1,427,422
19,944	81,751	(76)	(A)	101,619		Coca-Cola Amatil Ltd.		139,960	573,701	(531)	(A)	713,130
13,827	56,759	(33)	(A)	70,553		Crown Resorts Ltd.		118,783	487,595	(281)	(A)	606,097
937	3,841	(4)	(A)	4,774		Macquarie Group Ltd.		86,520	354,669	(323)	(A)	440,866
9,517	39,073	(21)	(A)	48,569		Newcrest Mining Ltd.		207,741	852,900	(457)	(A)	1,060,184
6,863	28,129	(27)	(A)	34,965		Rio Tinto Ltd.		429,165	1,758,994	(1,670)	(A)	2,186,489
3,603	14,778	(11)	(A)	18,370		Sonic Healthcare Ltd.		70,961	291,053	(225)	(A)	361,789
24,395	100,205	(42)	(A)	124,558		Sydney Airport		147,747	606,887	(253)	(A)	754,381
								1,849,732	7,588,552	(5,455)		9,432,829

						Belgium: 0.3%
2,282	9,355	(8)	(A)	11,629	(1)	UCB S.A.		183,927	754,002	(679)	(A)	937,250

						Canada: 4.6%
3,492	14,321	(12)	(A)	17,801		Bank of Nova Scotia		200,279	821,355	(662)	(A)	1,020,972
7,152	29,354	(18)	(A)	36,488		BCE, Inc.		339,273	1,392,482	(852)	(A)	1,730,903
4,261	17,492	(10)	(A)	21,743		Canadian Imperial Bank of Commerce - XTSE		363,338	1,491,555	(839)	(A)	1,854,054
7,167	29,412	(19)	(A)	36,560		CI Financial Corp.		104,314	428,083	(275)	(A)	532,122
4,600	18,875	(13)	(A)	23,462		Empire Co. Ltd.		122,133	501,146	(337)	(A)	622,942
6,256	25,682	(14)	(A)	31,924		Great-West Lifeco, Inc.		152,137	624,550	(350)	(A)	776,337
1,696	6,964	(4)	(A)	8,656		iA Financial Corp., Inc.		81,677	335,378	(169)	(A)	416,886
1,474	6,049	(4)	(A)	7,519		Kirkland Lake Gold Ltd.		69,218	284,056	(183)	(A)	353,091
5,843	23,948	(23)	(A)	29,768		National Bank Of Canada		301,755	1,236,765	(1,179)	(A)	1,537,341
5,520	22,655	(14)	(A)	28,161		Open Text Corp.		223,046	915,420	(568)	(A)	1,137,898
1,663	6,819	(6)	(A)	8,476		Rogers Communications, Inc.		78,295	321,043	(271)	(A)	399,067
8,718	35,783	(22)	(A)	44,479		TELUS Corp.		310,104	1,272,822	(765)	(A)	1,582,161
3,873	15,896	(10)	(A)	19,759		Waste Connections, Inc.		357,865	1,468,790	(899)	(A)	1,825,756
								2,703,434	11,093,445	(7,349)		13,789,530

						China: 0.4%
75,000	305,000	(875)	(A)	379,125		BOC Hong Kong Holdings Ltd.		257,672	1,047,866	(3,005)	(A)	1,302,533
-	12,100,000	-	(A)	12,100,000	(1),(2)	China Hongxing Sports Ltd.		-	-	-	(A)	-
								257,672	1,047,866	(3,005)		1,302,533

						Denmark: 1.2%
1,455	5,962	(6)	(A)	7,411	(1)	Carlsberg A/S		204,899	839,594	(849)	(A)	1,043,644
1,592	6,524	(6)	(A)	8,110	(1)	H Lundbeck A/S		54,400	222,929	(221)	(A)	277,108
8,056	33,076	(17)	(A)	41,115	(1)	Novo Nordisk A/S		442,989	1,818,807	(957)	(A)	2,260,839
								702,288	2,881,330	(2,027)		3,581,591

						Finland: 0.8%
1,753	7,183	(7)	(A)	8,929	(1)	Neste OYJ		63,340	259,539	(263)	(A)	322,616
1,951	8,012	(4)	(A)	9,959	(1)	Orion Oyj		86,555	355,449	(169)	(A)	441,835
7,593	31,120	(30)	(A)	38,683	(1)	Sampo OYJ		311,160	1,275,293	(1,220)	(A)	1,585,233
								461,055	1,890,281	(1,652)		2,349,684

						France: 2.1%
4,860	19,932	(16)	(A)	24,776	(1)	Alstom SA		210,259	862,322	(685)	(A)	1,071,896
3,556	14,577	(13)	(A)	18,120	(1)	Edenred		187,429	768,321	(701)	(A)	955,049
951	3,895	(4)	(A)	4,842	(1)	Eiffage SA		102,143	418,347	(470)	(A)	520,020
7,529	30,893	(21)	(A)	38,401	(1)	Getlink SE		126,117	517,485	(351)	(A)	643,251
19,119	78,529	(34)	(A)	97,614	(1)	Orange SA		307,711	1,263,885	(544)	(A)	1,571,052
5,951	24,428	(14)	(A)	30,365	(1)	Societe Generale		169,240	694,706	(403)	(A)	863,543
996	4,083	(4)	(A)	5,075	(1)	Sodexo SA		109,529	449,002	(406)	(A)	558,125
								1,212,428	4,974,068	(3,560)		6,182,936

						Germany: 1.1%
539	2,209	(2)	(A)	2,746	(1)	Allianz SE		131,636	539,488	(522)	(A)	670,602
4,784	19,635	(12)	(A)	24,407	(1)	Deutsche Lufthansa AG		82,874	340,141	(208)	(A)	422,807
8,767	35,991	(20)	(A)	44,738	(1)	Deutsche Post AG		310,572	1,274,983	(708)	(A)	1,584,847
37,381	153,577	(57)	(A)	190,901	(1)	Telefonica Deutschland Holding AG		118,611	487,304	(180)	(A)	605,735
								643,693	2,641,916	(1,618)		3,283,991

						Guernsey: 0.0%
4,606	-	(4,606)	(A)	-		Amdocs Ltd.		300,311	-	(300,311)	(A)	-

						Hong Kong: 1.1%
36,000	147,000	(274)	(A)	182,726		CK Hutchison Holdings Ltd.		332,391	1,357,264	(2,530)	(A)	1,687,125
72,000	293,000	(791)	(A)	364,209		HKT Trust / HKT Ltd.		112,008	455,808	(1,231)	(A)	566,585
1,400	-	(1,400)	(A)	-		Jardine Matheson Holdings Ltd.		79,815	-	(79,815)	(A)	-
-	5,600	1,361	(A)	6,961		Jardine Matheson Holdings Ltd.		-	319,262	77,592	(A)	396,854
17,500	72,000	(2)	(A)	89,498		Power Assets Holdings Ltd.		124,882	513,802	(11)	(A)	638,673
								649,096	2,646,136	(5,995)		3,289,237

						Israel: 0.3%
24,033	98,714	(42)	(A)	122,705		Bank Leumi Le-Israel BM		175,062	719,057	(307)	(A)	893,812

						Italy: 0.9%
17,306	70,938	(66)	(A)	88,178	(1),(3)	Poste Italiane SpA		210,206	861,643	(797)	(A)	1,071,052
62,306	255,918	(109)	(A)	318,115	(1)	Snam SpA		319,873	1,313,858	(561)	(A)	1,633,170
								530,079	2,175,501	(1,358)		2,704,222

						Japan: 8.4%
7,100	29,100	(28)	(A)	36,172		ANA Holdings, Inc.		243,804	999,248	(953)	(A)	1,242,099
13,000	53,100	(95)	(A)	66,005		Canon, Inc.		356,717	1,457,048	(2,605)	(A)	1,811,160
1,300	4,800	(133)	(A)	5,967		Central Japan Railway Co.		266,675	984,643	(27,373)	(A)	1,223,945
7,000	28,600	(49)	(A)	35,551		Fuji Film Holdings Corp.		307,316	1,255,604	(2,161)	(A)	1,560,759
300	1,100	(33)	(A)	1,367		Hikari Tsushin, Inc.		65,759	241,116	(7,160)	(A)	299,715
9,700	40,100	46	(A)	49,846		Japan Airlines Co. Ltd.		302,272	1,249,600	1,423	(A)	1,553,295
3,700	16,100	213	(A)	20,013		Kamigumi Co., Ltd.		83,661	364,040	4,813	(A)	452,514
2,800	10,800	(175)	(A)	13,425		Konami Holdings Corp.		122,917	474,107	(7,693)	(A)	589,331
1,200	4,800	(33)	(A)	5,967		Kyocera Corp.		78,728	314,913	(2,193)	(A)	391,448
3,500	14,500	24	(A)	18,024		Kyushu Railway Co.		115,631	479,045	793	(A)	595,469
3,000	11,600	(181)	(A)	14,419		Medipal Holdings Corp.		68,543	265,032	(4,131)	(A)	329,444
1,800	6,700	(172)	(A)	8,328		MEIJI Holdings Co., Ltd.		129,740	482,922	(12,373)	(A)	600,289
3,100	12,300	(111)	(A)	15,289		Mitsubishi Corp.		78,847	312,843	(2,815)	(A)	388,875
9,000	36,800	(56)	(A)	45,744		MS&AD Insurance Group Holdings, Inc.		290,621	1,188,318	(1,819)	(A)	1,477,120
2,600	10,300	(97)	(A)	12,803		Nippon Electric Glass Co., Ltd.		58,569	232,023	(2,180)	(A)	288,412
4,600	19,500	139	(A)	24,239		Nippon Telegraph & Telephone Corp.		228,357	968,037	6,909	(A)	1,203,303
2,200	9,100	12	(A)	11,312		NTT DoCoMo, Inc.		60,313	249,478	319	(A)	310,110
15,700	63,400	(292)	(A)	78,808		ORIX Corp.		246,724	996,324	(4,583)	(A)	1,238,465
2,400	9,100	(188)	(A)	11,312		Sankyo Co., Ltd.		83,994	318,479	(6,593)	(A)	395,880
11,100	45,500	(42)	(A)	56,558		Seiko Epson Corp.		156,966	643,418	(593)	(A)	799,791
16,300	67,100	8	(A)	83,408		Sekisui House Ltd.		351,499	1,446,970	164	(A)	1,798,633
7,900	32,200	(74)	(A)	40,026		Softbank Corp.		108,367	441,698	(1,019)	(A)	549,046
21,700	88,200	(264)	(A)	109,636		Sumitomo Corp.		352,460	1,432,580	(4,294)	(A)	1,780,746
3,200	13,000	(41)	(A)	16,159		Sumitomo Mitsui Financial Group, Inc.		113,610	461,542	(1,440)	(A)	573,712
4,000	17,100	156	(A)	21,256		Sundrug Co., Ltd.		132,363	565,851	5,158	(A)	703,372
1,600	5,900	(166)	(A)	7,334		Suzuken Co., Ltd.		85,430	315,024	(8,868)	(A)	391,586
68	277	(1)	(A)	344		United Urban Investment Corp.		137,185	558,828	(1,371)	(A)	694,642
3,500	14,500	24	(A)	18,024		West Japan Railway Co.		304,116	1,259,911	2,085	(A)	1,566,112
								4,931,184	19,958,642	(80,553)		24,809,273

						Netherlands: 3.1%
8,771	35,973	(28)	(A)	44,716	(1),(3)	ABN AMRO Bank NV		163,491	670,539	(527)	(A)	833,503
22,571	92,719	(37)	(A)	115,253	(1)	ING Groep NV		255,583	1,049,903	(421)	(A)	1,305,065
19,324	79,276	(57)	(A)	98,543	(1)	Koninklijke KPN NV		59,989	246,102	(178)	(A)	305,913
7,939	32,583	(20)	(A)	40,502	(1)	NN Group NV		302,928	1,243,267	(772)	(A)	1,545,423
20,473	84,132	(26)	(A)	104,579		Royal Dutch Shell PLC - Class A		593,475	2,438,833	(755)	(A)	3,031,553
7,325	30,022	(29)	(A)	37,318	(1)	Unilever NV		432,957	1,774,502	(1,693)	(A)	2,205,766
								1,808,423	7,423,146	(4,346)		9,227,223

						New Zealand: 0.1%
23,303	95,618	(65)	(A)	118,856		Spark New Zealand Ltd.		66,848	274,296	(185)	(A)	340,959

						Norway: 0.8%
10,616	43,575	(26)	(A)	54,165	(1)	Mowi ASA		259,157	1,063,751	(629)	(A)	1,322,279
11,152	45,773	(28)	(A)	56,897	(1)	Orkla ASA		107,191	439,963	(265)	(A)	546,889
4,167	17,084	(15)	(A)	21,236	(1)	Telenor ASA		77,989	319,740	(281)	(A)	397,448
								444,337	1,823,454	(1,175)		2,266,616

						Singapore: 0.8%
64,300	263,500	(261)	(A)	327,539		ComfortDelgro Corp., Ltd.		108,583	444,968	(441)	(A)	553,110
18,000	74,300	57	(A)	92,357		SATS Ltd.		66,752	275,539	213	(A)	342,504
21,000	85,600	(196)	(A)	106,404		Singapore Exchange Ltd.		137,876	562,010	(1,288)	(A)	698,598
29,100	119,300	(106)	(A)	148,294		Singapore Technologies Engineering Ltd.		85,244	349,471	(311)	(A)	434,404
82,100	336,300	(368)	(A)	418,032		Yangzijiang Shipbuilding Holdings Ltd.		57,477	235,440	(257)	(A)	292,660
								455,932	1,867,428	(2,084)		2,321,276

						Spain: 2.0%
1,003	4,110	(4)	(A)	5,109	(1),(3)	Aena SME SA		184,112	754,440	(757)	(A)	937,795
4,811	19,720	(18)	(A)	24,513	(1)	Amadeus IT Group SA		355,909	1,458,851	(1,358)	(A)	1,813,402
8,043	32,984	(27)	(A)	41,000	(1)	Enagas		199,021	816,176	(662)	(A)	1,014,535
11,470	47,011	(45)	(A)	58,436	(1),(4)	Ferrovial SA - FERE		338,402	1,386,975	(1,320)	(A)	1,724,057
10,824	44,364	(42)	(A)	55,146	(1)	Telefonica S.A.		83,121	340,684	(323)	(A)	423,482
								1,160,565	4,757,126	(4,420)		5,913,271

						Switzerland: 2.6%
4,003	16,432	(9)	(A)	20,426		Nestle SA		428,247	1,757,918	(1,013)	(A)	2,185,152
2,135	8,767	(4)	(A)	10,898		Roche Holding AG		642,541	2,638,481	(1,300)	(A)	3,279,722
1,150	4,710	(5)	(A)	5,855		Zurich Insurance Group AG		450,455	1,844,908	(2,079)	(A)	2,293,284
								1,521,243	6,241,307	(4,392)		7,758,158

						United Kingdom: 5.0%
21,781	89,362	(63)	(A)	111,080	(3)	Auto Trader Group PLC		158,704	651,121	(459)	(A)	809,366
32,099	131,936	(34)	(A)	164,001		Aviva PLC		173,016	711,144	(184)	(A)	883,976
47,727	195,843	(130)	(A)	243,440		Barclays PLC		103,524	424,799	(283)	(A)	528,040
19,328	79,232	(72)	(A)	98,488		Barratt Developments PLC		158,061	647,946	(588)	(A)	805,419
73,141	300,436	(125)	(A)	373,452		BT Group PLC		194,106	797,316	(331)	(A)	991,091
10,816	44,397	(26)	(A)	55,187		Compass Group PLC		287,967	1,182,033	(693)	(A)	1,469,307
40,291	165,519	(64)	(A)	205,746		Direct Line Insurance Group PLC		142,056	583,580	(226)	(A)	725,410
23,530	96,464	(86)	(A)	119,908		Evraz PLC		112,285	460,324	(411)	(A)	572,198
21,211	87,108	(41)	(A)	108,278		GlaxoSmithKline PLC		485,838	1,995,209	(934)	(A)	2,480,113
100,756	413,882	(169)	(A)	514,469		Legal & General Group PLC		344,419	1,414,793	(576)	(A)	1,758,636
51,209	209,920	(191)	(A)	260,938		Marks & Spencer Group PLC		120,638	494,529	(451)	(A)	614,716
12,179	49,915	(48)	(A)	62,046		Persimmon PLC		359,236	1,472,311	(1,414)	(A)	1,830,133
31,071	127,377	(114)	(A)	158,334		Royal Bank of Scotland Group PLC		85,888	352,101	(315)	(A)	437,674
77,081	316,625	(130)	(A)	393,576		Vodafone Group PLC		157,301	646,145	(266)	(A)	803,180
								2,883,039	11,833,351	(7,131)		14,709,259

						United States: 60.6%
6,388	26,180	(25)	(A)	32,543		AbbVie, Inc.		508,165	2,082,618	(2,018)	(A)	2,588,765
894	3,663	(4)	(A)	4,553		Accenture PLC		165,765	679,192	(698)	(A)	844,259
7,248	29,746	(19)	(A)	36,975		Aflac, Inc.		385,304	1,581,296	(995)	(A)	1,965,605
1,942	7,974	(4)	(A)	9,912		Air Products & Chemicals, Inc.		414,151	1,700,535	(863)	(A)	2,113,823
1,439	5,908	(3)	(A)	7,344		Allison Transmission Holdings, Inc.		62,755	257,648	(138)	(A)	320,265
2,219	9,108	(5)	(A)	11,322		Allstate Corp.		236,146	969,273	(580)	(A)	1,204,839
10,296	42,198	(40)	(A)	52,454		Altria Group, Inc.		461,158	1,890,048	(1,812)	(A)	2,349,394
-	18,891	4,591	(A)	23,482		Amdocs Ltd.		-	1,231,693	299,341	(A)	1,531,034
3,395	13,935	(8)	(A)	17,322		Ameren Corp.		263,792	1,082,750	(647)	(A)	1,345,895
1,792	7,355	(4)	(A)	9,143		Amgen, Inc.		382,144	1,568,454	(956)	(A)	1,949,642
24,430	100,248	(66)	(A)	124,612		Annaly Capital Management, Inc.		219,381	900,227	(595)	(A)	1,119,013
9,951	40,848	(24)	(A)	50,775		Apple Hospitality REIT, Inc.		163,992	673,175	(388)	(A)	836,779
17,337	71,195	(34)	(A)	88,498		AT&T, Inc.		667,301	2,740,296	(1,316)	(A)	3,406,281
1,348	5,526	(5)	(A)	6,869		Avnet, Inc.		53,327	218,609	(198)	(A)	271,738
6,740	27,625	(26)	(A)	34,339		Bank of America Corp.		210,760	863,834	(819)	(A)	1,073,775
12,011	49,229	(47)	(A)	61,193		BGC Partners, Inc.		62,457	255,991	(242)	(A)	318,206
4,488	18,397	(17)	(A)	22,868		Booz Allen Hamilton Holding Corp.		315,821	1,294,597	(1,190)	(A)	1,609,228
2,708	11,110	(8)	(A)	13,810	(4)	Brinker International, Inc.		120,371	493,840	(351)	(A)	613,860
8,482	34,764	(33)	(A)	43,213		Bristol-Myers Squibb Co.		486,612	1,994,411	(1,902)	(A)	2,479,121
2,612	10,714	(8)	(A)	13,318		Broadridge Financial Solutions, Inc.		327,075	1,341,607	(1,019)	(A)	1,667,663
586	2,401	(2)	(A)	2,985		Camden Property Trust		67,021	274,602	(283)	(A)	341,340
395	1,617	(2)	(A)	2,010		Carlisle Cos., Inc.		60,147	246,221	(307)	(A)	306,061
5,559	22,816	(14)	(A)	28,361		CDK Global, Inc.		280,952	1,153,121	(704)	(A)	1,433,369
771	3,158	(3)	(A)	3,926		CDW Corp.		98,619	403,940	(448)	(A)	502,111
366	1,504	-	(A)	1,870		Chemed Corp.		144,171	592,441	(188)	(A)	736,424
4,637	19,037	(10)	(A)	23,664		Chevron Corp.		538,541	2,210,957	(1,203)	(A)	2,748,295
6,350	26,025	(25)	(A)	32,350		Chimera Investment Corp.		128,651	527,267	(507)	(A)	655,411
4,921	20,185	(15)	(A)	25,091		Cinemark Holdings, Inc.		180,109	738,771	(562)	(A)	918,318
12,320	50,568	(30)	(A)	62,858		Cisco Systems, Inc.		585,323	2,402,486	(1,437)	(A)	2,986,372
850	3,484	(3)	(A)	4,331		Citigroup, Inc.		61,081	250,360	(235)	(A)	311,206
3,268	13,412	(8)	(A)	16,672		Citrix Systems, Inc.		355,754	1,460,030	(917)	(A)	1,814,867
5,141	21,101	(13)	(A)	26,229		CMS Energy Corp.		328,613	1,348,776	(814)	(A)	1,676,575
1,084	4,440	(5)	(A)	5,519		Columbia Sportswear Co.		98,048	401,598	(446)	(A)	499,200
2,813	11,547	(7)	(A)	14,353		Comerica, Inc.		184,026	755,405	(437)	(A)	938,994
4,734	19,407	(17)	(A)	24,124		CoreCivic, Inc.		72,241	296,151	(266)	(A)	368,126
987	4,044	(4)	(A)	5,027		CSX Corp.		69,356	284,172	(293)	(A)	353,235
2,758	11,322	(6)	(A)	14,074		Darden Restaurants, Inc.		309,641	1,271,121	(715)	(A)	1,580,047
1,897	7,773	(8)	(A)	9,662		DTE Energy Co.		241,526	989,658	(1,005)	(A)	1,230,179
2,202	9,044	(4)	(A)	11,242		Eaton Corp. PLC		191,816	787,823	(348)	(A)	979,291
3,915	16,047	(15)	(A)	19,947		Eli Lilly & Co.		446,114	1,828,556	(1,713)	(A)	2,272,957
946	3,873	(5)	(A)	4,814		Encompass Health Corp.		60,563	247,949	(303)	(A)	308,209
20,720	84,940	(77)	(A)	105,583		Equitrans Midstream Corp.		288,422	1,182,365	(1,067)	(A)	1,469,720
359	1,473	(1)	(A)	1,831		Everest Re Group Ltd.		92,295	378,694	(259)	(A)	470,730
4,480	18,387	(11)	(A)	22,856		Evergy, Inc.		286,317	1,175,113	(724)	(A)	1,460,706
1,707	7,004	(5)	(A)	8,706		Exelon Corp.		77,651	318,612	(217)	(A)	396,046
2,593	10,649	(5)	(A)	13,237		Expedia Group, Inc.		354,359	1,455,292	(673)	(A)	1,808,978
1,618	6,631	(6)	(A)	8,243		Exxon Mobil Corp.		109,328	448,057	(435)	(A)	556,950
432	1,772	(1)	(A)	2,203		Federal Realty Investment Trust		58,756	241,010	(182)	(A)	299,584
2,399	9,831	(10)	(A)	12,220		Fidelity National Financial, Inc.		109,970	450,653	(446)	(A)	560,177
4,937	20,250	(16)	(A)	25,171		Flir Systems, Inc.		254,552	1,044,090	(803)	(A)	1,297,839
3,765	15,432	(14)	(A)	19,183		Flowers Foods, Inc.		81,776	335,183	(315)	(A)	416,644
6,299	25,835	(20)	(A)	32,114		Gaming and Leisure Properties, Inc.		254,228	1,042,701	(816)	(A)	1,296,113
6,781	27,829	(18)	(A)	34,592		General Mills, Inc.		344,882	1,415,383	(896)	(A)	1,759,369
2,403	9,846	(10)	(A)	12,239		General Motors Co.		89,295	365,877	(374)	(A)	454,798
3,026	12,417	(8)	(A)	15,435		Genuine Parts Co.		310,407	1,273,736	(846)	(A)	1,583,297
4,344	17,814	(15)	(A)	22,143		Geo Group, Inc./The		66,116	271,129	(222)	(A)	337,023
5,710	23,403	(22)	(A)	29,091		Hartford Financial Services Group, Inc.		325,927	1,335,843	(1,272)	(A)	1,660,498
790	3,237	(3)	(A)	4,024		HCA Healthcare, Inc.		105,497	432,269	(441)	(A)	537,325
2,497	10,239	(9)	(A)	12,727		Hershey Co.		366,734	1,503,802	(1,259)	(A)	1,869,277
17,992	73,812	(53)	(A)	91,751		Hewlett Packard Enterprise Co.		295,249	1,211,255	(873)	(A)	1,505,631
2,875	11,802	(7)	(A)	14,670		Honeywell International, Inc.		496,599	2,038,559	(1,160)	(A)	2,533,998
9,556	39,170	(36)	(A)	48,690		Intel Corp.		540,201	2,214,280	(2,056)	(A)	2,752,425
3,513	14,418	(9)	(A)	17,922		International Business Machines Corp.		469,793	1,928,119	(1,194)	(A)	2,396,718
1,285	5,262	(6)	(A)	6,541		Intuit, Inc.		330,888	1,354,965	(1,585)	(A)	1,684,268
2,807	11,523	(7)	(A)	14,323		j2 Global, Inc.		266,553	1,094,224	(619)	(A)	1,360,158
6,804	27,924	(18)	(A)	34,710		Jabil, Inc.		250,523	1,028,162	(645)	(A)	1,278,040
5,950	24,415	(16)	(A)	30,349		Johnson & Johnson		785,638	3,223,757	(2,155)	(A)	4,007,240
4,094	16,806	(10)	(A)	20,890		JPMorgan Chase & Co.		511,422	2,099,406	(1,195)	(A)	2,609,633
10,796	44,272	(36)	(A)	55,032		Juniper Networks, Inc.		267,957	1,098,831	(904)	(A)	1,365,884
2,305	9,452	(8)	(A)	11,749		Kimberly-Clark Corp.		306,288	1,255,982	(1,042)	(A)	1,561,228
3,164	12,992	(7)	(A)	16,149		Kohl's Corp.		162,187	665,970	(334)	(A)	827,823
1,791	7,339	(7)	(A)	9,123		L3Harris Technologies, Inc.		369,501	1,514,109	(1,521)	(A)	1,882,089
1,178	4,827	(5)	(A)	6,000		Lamar Advertising Co.		94,252	386,208	(390)	(A)	480,070
3,838	15,729	(15)	(A)	19,552		Leidos Holdings, Inc.		330,951	1,356,312	(1,321)	(A)	1,685,942
547	2,244	(2)	(A)	2,789		Life Storage, Inc.		59,579	244,416	(178)	(A)	303,817
3,588	14,710	(13)	(A)	18,285		LogMeIn, Inc.		235,660	966,153	(852)	(A)	1,200,961
5,555	22,807	(12)	(A)	28,350		Maxim Integrated Products		325,856	1,337,859	(711)	(A)	1,663,004
2,159	8,852	(8)	(A)	11,003		MAXIMUS, Inc.		165,682	679,302	(588)	(A)	844,396
1,931	7,918	(7)	(A)	9,842		McDonald's Corp.		379,828	1,557,471	(1,309)	(A)	1,935,990
7,371	30,250	(19)	(A)	37,602		Merck & Co., Inc.		638,771	2,621,465	(1,666)	(A)	3,258,570
14,715	60,317	(56)	(A)	74,976		MFA Financial, Inc.		111,687	457,806	(425)	(A)	569,068
5,072	20,788	(20)	(A)	25,840		MGIC Investment Corp.		69,537	285,003	(272)	(A)	354,268
12,285	50,352	(48)	(A)	62,589		Microsoft Corp.		1,761,300	7,218,966	(6,845)	(A)	8,973,421
669	2,745	(2)	(A)	3,412		Motorola Solutions, Inc.		111,268	456,548	(311)	(A)	567,505
4,266	17,486	(16)	(A)	21,736		New Residential Investment Corp.		67,573	276,978	(258)	(A)	344,293
2,559	10,489	(10)	(A)	13,038		Nielsen Holdings PLC		51,589	211,458	(197)	(A)	262,850
574	2,353	(2)	(A)	2,925		Norfolk Southern Corp.		104,468	428,246	(390)	(A)	532,324
3,060	12,565	(6)	(A)	15,619		OGE Energy Corp.		131,764	541,049	(271)	(A)	672,542
11,090	45,518	(28)	(A)	56,580		Old Republic International Corp.		247,751	1,016,872	(616)	(A)	1,264,007
4,242	17,414	(10)	(A)	21,646		Omnicom Group		327,440	1,344,187	(757)	(A)	1,670,870
4,413	18,088	(17)	(A)	22,484		Oneok, Inc.		308,160	1,263,085	(1,187)	(A)	1,570,058
9,507	39,024	(23)	(A)	48,508		Oracle Corp.		518,036	2,126,418	(1,244)	(A)	2,643,210
2,043	8,375	(8)	(A)	10,410		Outfront Media, Inc.		53,751	220,346	(199)	(A)	273,898
4,297	17,637	(11)	(A)	21,923		Paychex, Inc.		359,401	1,475,159	(887)	(A)	1,833,673
4,243	17,419	(10)	(A)	21,652		PepsiCo, Inc.		582,012	2,389,364	(1,315)	(A)	2,970,061
15,218	62,488	(31)	(A)	77,675		Pfizer, Inc.		583,915	2,397,665	(1,201)	(A)	2,980,379
6,567	26,916	(25)	(A)	33,458		Philip Morris International, Inc.		534,816	2,192,039	(2,076)	(A)	2,724,779
3,395	13,935	(8)	(A)	17,322		Phillips 66		396,604	1,627,887	(972)	(A)	2,023,519
1,319	5,410	(4)	(A)	6,725		Pinnacle West Capital Corp.		124,144	509,189	(394)	(A)	632,939
12,577	51,621	(31)	(A)	64,167		Plains GP Holdings L.P.		233,429	958,086	(581)	(A)	1,190,934
2,728	11,191	(8)	(A)	13,911		Popular, Inc.		148,567	609,462	(447)	(A)	757,582
5,147	21,124	(13)	(A)	26,258		Procter & Gamble Co.		640,853	2,630,149	(1,637)	(A)	3,269,365
1,244	5,099	(5)	(A)	6,338		Public Storage, Inc.		277,238	1,136,363	(1,063)	(A)	1,412,538
3,513	14,421	(8)	(A)	17,926		Quest Diagnostics, Inc.		355,691	1,460,126	(831)	(A)	1,814,986
4,088	16,780	(10)	(A)	20,858		Republic Services, Inc.		357,741	1,468,418	(865)	(A)	1,825,294
9,760	40,006	(37)	(A)	49,729		Retail Properties of America, Inc.		134,298	550,483	(512)	(A)	684,269
173	709	(1)	(A)	881		Roper Technologies, Inc.		58,294	238,905	(232)	(A)	296,967
2,472	10,128	(11)	(A)	12,589		Royal Gold, Inc.		285,368	1,169,176	(1,218)	(A)	1,453,326
9,266	37,979	(36)	(A)	47,209		Sabre Corp.		217,566	891,747	(841)	(A)	1,108,472
5,404	22,161	(18)	(A)	27,547		Service Corp. International		245,774	1,007,882	(824)	(A)	1,252,832
1,698	6,967	(5)	(A)	8,660		Simon Property Group, Inc.		255,855	1,049,788	(721)	(A)	1,304,922
2,793	11,459	(8)	(A)	14,244		Sonoco Products Co.		161,156	661,184	(466)	(A)	821,874
6,588	27,000	(26)	(A)	33,562		Southern Co.		412,804	1,691,820	(1,634)	(A)	2,102,990
4,160	17,063	(13)	(A)	21,210		Starbucks Corp.		351,770	1,442,847	(1,109)	(A)	1,793,508
6,951	28,508	(23)	(A)	35,436		Tanger Factory Outlet Centers, Inc.		112,050	459,549	(364)	(A)	571,235
2,006	8,222	(8)	(A)	10,220		Target Corp.		214,461	879,014	(831)	(A)	1,092,644
3,779	15,488	(15)	(A)	19,252		Texas Instruments, Inc.		445,884	1,827,429	(1,756)	(A)	2,271,557
13,351	54,721	(52)	(A)	68,020		Two Harbors Investment Corp.		185,178	758,980	(720)	(A)	943,438
4,627	19,000	(9)	(A)	23,618		Tyson Foods, Inc.		383,069	1,573,010	(774)	(A)	1,955,305
6,105	25,059	(15)	(A)	31,149		Walgreens Boots Alliance, Inc.		334,432	1,372,732	(811)	(A)	1,706,353
3,574	14,668	(9)	(A)	18,233		Waste Management, Inc.		401,039	1,645,896	(1,030)	(A)	2,045,905
9,597	39,401	(21)	(A)	48,977		Wells Fargo & Co.		495,493	2,034,274	(1,095)	(A)	2,528,672
16,012	65,738	(35)	(A)	81,715		Western Union Co.		401,261	1,647,394	(888)	(A)	2,047,767
4,644	19,047	(15)	(A)	23,676		Xerox Holdings Corp.		157,571	646,265	(507)	(A)	803,329
3,272	13,416	(11)	(A)	16,677		Yum! Brands, Inc.		332,795	1,364,541	(1,165)	(A)	1,696,171
1,534	6,289	(6)	(A)	7,817		Zions Bancorp NA		74,353	304,828	(269)	(A)	378,912
								34,987,886	144,756,726	192,930		179,937,542

						Total Common Stock (Cost $54,678,446 and $225,714,142 Pro Forma Combined)		57,928,234	237,347,630	(244,672)		295,031,192

				EXCHANGE-TRADED FUNDS: 0.5%
						Developed Markets: 0.2%
63	5,195	1,200	(A)	6,458		iShares MSCI EAFE ETF		4,248	350,247	80,874	(A)	435,369

						United States: 0.3%
27	2,333	540	(A)	2,900		SPDR S&P 500 ETF Trust		8,190	707,669	163,798	(A)	879,657

						Total Exchange-Traded Funds (Cost $12,140 and $1,032,799 Pro Forma Combined)		12,438	1,057,916	244,672		1,315,026

						Total Long-Term Investments (Cost $54,690,586 and $226,746,941 Pro Forma Combined)		57,940,672	238,405,546	-		296,346,218

Principal amount†	Principal amount†	Principal amount†						Value	Value	Value		Value
				SHORT-TERM INVESTMENTS: 0.8%
						Repurchase Agreements: 0.8%
-	922,783	-		922,783	(5)	Citadel Securities LLC, Repurchase Agreement dated 10/31/19, 1.75%, due 11/01/19 (Repurchase Amount $922,827, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $941,285, due 11/07/19-09/09/49)		-	922,783	-		922,783
378,721	1,000,000	-		1,378,721	(5)	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/19, 1.90%, due 11/01/19 (Repurchase Amount $378,741 & $1,000,052, collateralized by various U.S. Government Securities, 0.125%-2.875%, Market Value plus accrued interest $386,296 & $1,020,000, due 04/15/20-10/15/21)		378,721	1,000,000	-		1,378,721
						(Cost $378,721 and $1,922,783 Pro Forma Combined)		378,721	1,922,783	-		2,301,504

Shares	Shares	Shares						Value	Value	Value		Value
						Mutual Funds: 0.0%
-	117,000	-		117,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.690%		-	117,000			117,000
						(Cost $- and $117,000 Pro Forma Combined)

						Total Short-Term Investments (Cost $378,721 and 2,039,783 Pro Forma Combined)		378,721	2,039,783	-		2,418,504

						Total Investments in Securities (Cost $55,069,307 and $228,786,724 Pro Forma Combined)*	100.7%	$58,319,393	$240,445,329	$-		$298,764,722
						Other Assets and Liabilities - Net	(0.7)	(227,941)	(1,707,353)	-		(1,935,294)
						Net Assets	100.0%	$58,091,452	$238,737,976	$-		$296,829,428

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Security, or a portion of the security, is on loan.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2019.
(A)	Reflects adjustments related to portfolio consolidation.

*	Cost for federal income tax purposes is:	$55,258,589	$229,493,063	$-	$284,751,652
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$4,578,456	$22,373,258	$-	$26,951,714
	Gross Unrealized Depreciation	(1,510,750)	(11,395,287)	-	(12,906,037)
	Net Unrealized Appreciation	$3,067,706	$10,977,971	$-	$14,045,677

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31,2019 in valuing the assets and liabilities:

	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund	Pro Forma adjustments	Voya Global High Dividend Low Volatility Fund Pro Forma Combined
Asset Table
Investments, at value
Level 1 - Quoted Prices	$38,232,209	$157,961,393	$-	$196,193,602
Level 2 - Other Significant Observable Inputs#	20,087,184	82,483,936	-	102,571,120
Level 3 - Significant Unobservable Inputs	-	-	-	-
Total Investments, at value	$58,319,393	$240,445,329	$-	$298,764,722

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

# The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Board of Trustees (the “Board”) of Voya Global Equity Dividend Fund (“Global Dividend Fund”) and Voya Global High Dividend Low Volatility Fund, formerly know as Voya Global Equity Fund (“Global HDLV Fund”) (each a “Fund” and collectively, the “Funds”), approved an Agreement and Plan of Reorganization dated March 18, 2020 (the “Plan”) whereby, subject to approval by the shareholders of Global Dividend Fund, Global HDLV Fund will acquire all of the assets of Global Dividend Fund, subject to the liabilities of such Fund, in exchange for Global HDLV Fund issuing shares of such fund to shareholders of Global Dividend Fund in a number equal in value to net assets of Global Dividend Fund (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Global HDLV Fund remaining as the tax, accounting and performance survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at October 31, 2019. The unaudited pro forma Fund of Investments and Statement of Assets and Liabilities reflect the financial position of Global Dividend Fund and Global HDLV Fund at October 31, 2019. The unaudited pro forma Statement of Operations reflects the results of operations of Global Dividend Fund and Global HDLV Fund for the twelve-months ended October 31, 2019. These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the date indicated above for Global Dividend Fund and Global HDLV Fund under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Fund of Investments reflects the pro forma combined Fund holdings of Global Dividend Fund and Global HDLV Fund as of October 31, 2019.

The unaudited pro forma Fund of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to Voya Investments, LLC (“Adviser”) responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Fund of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

Note 3 – Capital Shares:

The unaudited pro forma NAV per share assumes additional shares of common Global HDLV Fund issued in connection with the proposed acquisition of Global Dividend Fund by Global HDLV Fund as of October 31, 2019. The number of additional shares issued was calculated by dividing the net assets of each class of Global Dividend Fund by the respective class NAV per share of Global HDLV Fund.

Note 4 – Merger Costs:

The Adviser (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings. Merger costs to be incurred by the Adviser (or an affiliate) are estimated at approximately $151,900. These costs represent the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. Actual results could differ from these estimates.

Note 5 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

Note 6 – Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

To attend and vote at the meeting, please register at https://viewproxy.com/voya/broadridgevsm

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 1, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D18234-S02544	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization by and between Voya Global Equity Dividend Fund ("Global Dividend Fund")	!	!	!
and Voya Global High Dividend Low Volatility Fund ("Global HDLV Fund"), providing for the reorganization of Global Dividend Fund with and into Global HDLV Fund (the "Reorganization"); and

2.To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on

September 1, 2020:

The Proxy Statement/Prospectus for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.

D18235-S02544

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Paul A. Caldarelli, Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034, on September 1, 2020, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOYA MUTUAL FUNDS

("Registrant")

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 5, Section 5.02 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant's Trustees, officers, employees, and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

Section 9 of Registrant's Amended and Restate Investment Management Agreement provides for the indemnification of Registrant's Investment Manager and any Sub-Adviser against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Section 9 of Registrant's Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 1 of the Indemnification Agreement between Voya Mutual Funds and CBRE Clarion Securities LLC provides for the indemnification of Registrant's officers and trustees against all liabilities arising out of or relation to actions or omissions by CBRE Clarion Securities LLC or any of its affiliates prior to the closing of the Reorganization.

Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it, is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

1.a. Amended and Restated Declaration of Trust of Voya Mutual Funds dated June 3, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant's Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

b.Amendment No. 1 dated September 2, 2004 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Real Estate Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 102 to the Registrant's Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

c.Amendment No. 2 dated January 31, 2005 to the Amended and Restated Declaration of Trust (ING International Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant's Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

1

d.Amendment No. 3 dated February 1, 2005 to the Amended and Restated Declaration of Trust (name change – ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant's Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

e.Amendment No. 4 dated March 1, 2005 to the Amended and Restated Declaration of Trust (name change – ING International SmallCap Fund, formerly ING International SmallCap Growth Fund) – Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N- 1A Registration Statement on September 30, 2005 and incorporated herein by reference.

f.Amendment No. 5 dated April 29, 2005 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Value Choice Fund and ING International Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement September 30, 2005 and incorporated herein by reference.

g.Amendment No. 6 dated September 1, 2005 to the Amended and Restated Declaration of Trust (ING Emerging Markets Debt Fund and ING Greater China Fund) – Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

h.Amendment No. 7 dated September 30, 2005 to the Amended and Restated Declaration of Trust (Class O shares for ING Global Equity Dividend Fund and ING Global Real Estate Fund) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

i.Amendment No. 8 dated November 1, 2005 to the Amended and Restated Declaration of Trust (ING Diversified International Fund, ING Index Plus International Equity Fund, and ING International Capital Appreciation Fund) – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

j.Amendment No. 9 dated November 10, 2005 to the Amended and Restated Declaration of Trust (ING International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

k.Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust (ING Global Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant's Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

l.Amendment No. 11 dated May 25, 2006 to the Amended and Restated Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant's Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

m.Amendment No. 12 dated July 13, 2006 to the Amended and Restated Declaration of Trust (Class R shares for ING Diversified International Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 117 to the Registrant's Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

n.Amendment No. 13 dated October 9, 2006 to the Amended and Restated Declaration of Trust (name change - ING Global Natural Resources Fund, formerly ING Precious Metals Fund) – Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant's Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

o.Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust (ING International Value Opportunities Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 119 to the Registrant's Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

2

p.Amendment No. 15 dated November 9, 2006 to the Amended and Restated Declaration of Trust (authority to reclassify, reorganize, recapitalize, or convert issued or unissued interests of any class into interests of one or more other classes) – Filed as an Exhibit to Post-Effective

Amendment No. 121 to the Registrant's Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

q.Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust (abolishing Class M shares for ING Emerging Countries Fund) – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

r.Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust (name change - ING International Growth Opportunities Fund, formerly ING International Fund) – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Form N- 1A Registration Statement on February 23, 2007 and incorporated herein by reference.

s.Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust (ING International Equity Dividend Fund) – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant's Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

t.Amendment No. 19 dated July 12, 2007 to the Amended and Restated Declaration of Trust (ING Asia-Pacific Real Estate Fund, ING European Real Estate Fund, and Class I shares for ING Global Equity Dividend Fund; and ING Global Natural Resources Fund; and Class O shares for ING Index Plus International Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant's Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

u.Amendment No. 20 dated September 12, 2007 to the Amended and Restated Declaration of Trust (Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING International Equity Dividend Fund, ING International Real Estate Fund, and ING International SmallCap Fund) – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant's Form N-1A Registration Statement on November 9, 2007 and incorporated herein by reference.

v.Amendment No. 21 dated December 17, 2007 to the Amended and Restated Declaration of Trust (name change – ING International SmallCap Multi-Manager Fund, formerly ING International SmallCap Fund) – Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant's Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

w.Amendment No. 22 dated May 30, 2008 to the Amended and Restated Declaration of Trust (Class O shares for ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund, and ING International SmallCap Multi-Manager Fund) – Filed as an Exhibit to Post-

Effective Amendment No. 132 to the Registrant's Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

x.Plan of Liquidation and Dissolution of Series with respect to ING International Value Opportunities Fund effective August 1, 2008 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant's Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

y.Amendment No. 23 effective September 27, 2008 to the Amended and Restated Declaration of Trust (dissolution of ING International Value Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant's Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

z.Amendment No. 24 dated March 27, 2009 to the Amended and Restated Declaration of Trust (Class Q shares for ING International Capital Appreciation Fund) – Filed as an Exhibit to Post-

3

Effective Amendment No. 135 to the Registrant's Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

aa.Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING Global Bond Fund, ING Global Value Choice Fund, and ING International Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant's Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

bb.Plan of Liquidation and Dissolution of Series with respect to ING Disciplined International SmallCap Fund effective July 13, 2009 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant's Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

cc.Plan of Liquidation and Dissolution of Series with respect to ING Emerging Markets Fixed Income Fund effective July 13, 2009 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant's Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

dd.Amendment No. 26 effective August 10, 2009 to the Amended and Restated Declaration of Trust (dissolution of ING International Growth Opportunities Fund) – Filed as an Exhibit to Post-

Effective Amendment No. 137 to the Registrant's Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

ee.Amendment No. 27 effective August 21, 2009 to the Amended and Restated Declaration of Trust (dissolution of ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

ff.Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust (Class I shares for ING Russia Fund) – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

gg.Plan of Liquidation and Dissolution of Series with respect to ING International Equity Dividend Fund effective September 14, 2009 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant's Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

hh.Amendment No. 29 effective October 13, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING International Capital Appreciation Fund) – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

ii.Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Foreign Fund, ING Global Natural Resources Fund, ING Global Value Choice Fund, ING International SmallCap Multi-Manager Fund, and ING Russia Fund) – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant's Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

jj.Amendment No. 31, effective March 5, 2010, to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Emerging Countries Fund and ING International Capital Appreciation Fund) – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant's Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

kk.Amendment No. 32 dated June 30, 2010 to Amended and Restated Declaration of Trust (name change – ING Global Opportunities Fund, formerly ING Foreign Fund) – Filed as an Exhibit to

4

Post-Effective Amendment No. 140 to the Registrant's Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

ll.Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Growth Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 142 to the Registrant's Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

mm.Plan of Liquidation and Dissolution of Series with respect to ING Asia-Pacific Real Estate Fund effective November 26, 2010 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant's Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

nn.Plan of Liquidation and Dissolution of Series with respect to ING European Real Estate Fund effective November 26, 2010 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant's Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

oo.Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Core Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 144 to the Registrant's Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

pp.Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust (Class R shares and Class W shares for certain ING Funds) – Filed as an Exhibit to Post-Effective

Amendment No. 149 to the Registrant's Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

qq.Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust (ING Emerging Markets Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant's Form N-1A Registration Statement filed on July 28, 2011 and incorporated herein by reference.

rr.Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust (Class B shares for ING Emerging Markets Equity Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 157 to the Registrant's Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

ss.Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust (name change – ING International Small Cap Fund, formerly ING International SmallCap Multi-Manager Fund) – Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant's Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

tt.Plan of Liquidation and Dissolution of Series with respect to ING International Capital Appreciation Fund, effective January 17, 2012 – Filed as an Exhibit to Post-Effective

Amendment No. 157 to the Registrant's Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

uu.Amendment No. 39 dated July 12, 2012 to the Amended and Restated Declaration of Trust (ING Diversified Emerging Markets Debt Fund) – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant's Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

vv.Amendment No. 40 effective July 23, 2012 to the Amended and Restated Declaration of Trust (dissolving ING Emerging Countries Fund) – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant's Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

5

ww.Amendment No. 41 dated August 1, 2012 to the Amended and Restated Declaration of Trust (Class W shares for ING International Core Fund) – Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant's Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

xx.Amendment No. 42 dated September 6, 2012 to the Amended and Restated Declaration of Trust (Class R6 shares for ING Global Bond Fund and ING Global Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant's Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

yy.Amendment No. 43 dated November 14, 2012 to the Amended and Restated Declaration of Trust (name change – ING International Value Equity Fund, formerly ING Global Value Choice Fund) –Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant's Form N- 1A Registration Statement on December 21, 2012 and incorporated herein by reference.

zz.Amendment No. 44 dated November 15, 2012 to the Amended and Restated Declaration of Trust (name change – ING Emerging Markets Equity Dividend Fund, formerly ING Greater China Fund) – Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant's Form N- 1A Registration Statement on December 21, 2012 and incorporated herein by reference.

aaa.Amendment No. 45 dated November 29, 2012 to the Amended and Restated Declaration of Trust (Class P shares for ING Global Bond Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 167 to the Registrant's Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

bbb.Amendment No. 46 dated January 10, 2013 to the Amended and Restated Declaration of Trust (ING Global Perspectives Fund) – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant's Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

ccc.Plan of Liquidation and Dissolution of Series with respect to ING Index Plus International Equity Fund, effective December 7, 2012 – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant's Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

ddd.Amendment No. 47 dated July 1, 2013 to the Amended and Restated Declaration of Trust (name change – ING Multi-Manager International Equity Fund, formerly ING International Growth Fund) – Filed as an Exhibit to Post-Effective Amendment No. 183 to the Registrant's

Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

eee.Amendment No. 48 effective July 15, 2013 to the Amended and Restated Declaration of Trust (dissolution of ING International Value Choice Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 183 to the Registrant's Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

fff.Amendment No. 49 dated November 21, 2013 to the Amended and Restated Declaration of Trust (Class A, Class B, Class C, Class O, Class R, and Class W shares for ING Multi-Manager International Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 184 to the Registrant's Form N-1A Registration Statement on February 26, 2014 and incorporated herein by reference.

ggg.Amendment No. 50 dated May 1, 2014 to the Amended and Restated Declaration of Trust (name change of each existing series of the Trust) – Filed as an Exhibit to Post-Effective

Amendment No. 186 to the Registrant's Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.

hhh.Amendment No. 51 dated May 22, 2014 to the Amended and Restated Declaration of Trust (Class R6 shares for Voya Global Real Estate Fund) – Filed as an Exhibit to Post-Effective

6

Amendment No. 186 to the Registrant's Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.

iii.Amendment No. 52 effective October 1, 2014 to the Amended and Restated Declaration of Trust (abolition of Class B, Class C, and Class R shares of Voya Global Natural Resources Fund)

– Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant's Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

jjj.Amendment No. 53 effective November 24, 2014 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Opportunities Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 188 to the Registrant's Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

kkk.Amendment No. 54 dated December 1, 2014 to the Amended and Restated Declaration of Trust (name change – Voya Global Value Advantage Fund, formerly Voya International Value Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant's

Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

lll.Amendment No. 55 effective May 26, 2015 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Natural Resources Fund) – Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant's Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

mmm.Plan of Liquidation and Dissolution of Series with respect to Voya Emerging Markets Equity Dividend Fund, effective January 15, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant's Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

nnn.Amendment No. 56 dated May 1, 2016 to the Amended and Restated Declaration of Trust (name change – Voya Global Equity Fund, formerly Voya Global Value Advantage Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant's Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

ooo.Amendment No. 57 dated September 15, 2016 to the Amended and Restated Declaration of Trust (Voya Global Corporate Leaders® 100 Fund and Voya Global High Dividend Low Volatility Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant's Form N- 1A Registration Statement on December 2, 2016 and incorporated herein by reference.

ppp.Amendment No. 58 dated November 17, 2016 to the Amended and Restated Declaration of Trust (Voya CBRE Global Infrastructure Fund and Voya CBRE Long/Short Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant's Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

qqq.Amendment No. 59 dated January 12, 2017 to the Amended and Restated Declaration of Trust (Class T shares for Voya CBRE Global Infrastructure Fund, Voya CBRE Long/Short Fund, Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Global Real Estate Fund, and Voya International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant's

Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

rrr.Amendment No. 60 dated January 20, 2017 to the Amended and Restated Declaration of Trust (name change – Voya Multi-Manager International Factors Funds, formerly International Core Fund) – Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant's Form N- 1A Registration Statement on February 24, 2017 and incorporated herein by reference.

sss.Amendment No. 61 effective May 2, 2017 to the Amended and Restated Declaration of Trust (abolishment of Class B shares for Voya Diversified International Fund, Voya Global Bond Fund,

7

Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund) – Filed as an Exhibit to Post-Effective Amendment No. 206 to the Registrant's Form N-1A Registration Statement on July 14, 2017 and incorporated herein by reference.

ttt.Amendment No. 62 effective January 11, 2018 to the Amended and Restated Declaration of Trust (establishment of Class P3 shares for Voya Global Bond Fund, Voya Global Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund) - Filed as an Exhibit to Post-

Effective Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

uuu.Amendment No. 63 effective May 1, 2018 to the Amended and Restated Declaration of Trust (change of name for Voya International High Dividend Low Volatility Fund, formerly, Voya Global High Dividend Low Volatility Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

vvv.Amendment No. 64. effective May 18, 2017 to the Amended and Restated Declaration of Trust (dissolution of Voya Diversified International Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

www.Amendment No. 65 effective September 14, 2018 to the Amended and Restated Declaration of Trust (establishment of Class P3 shares for Voya International High Dividend Low Volatility Fund and Voya Multi-Manager International Small Cap Fund) – Filed as an Exhibit to Post-

Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

xxx.Amendment No. 66 effective November 16, 2018 to the Amended and Restated Declaration of Trust (establishment of Class C shares for Voya CBRE Global Infrastructure Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

yyy.Amendment No. 67 effective January 25, 2019 to the Amended and Restated Declaration of Trust (establishment of Class W shares for Voya CBRE Global Infrastructure Fund and Class P shares for Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

zzz.Plan of Liquidation and Dissolution of Series with respect to Voya CBRE Long/Short Fund effective, March 19, 2019 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

aaaa.Amendment No. 68 effective May 23, 2019 to the Amended and Restated Declaration of Trust (Voya Global Diversified Payment Fund II) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

bbbb.Amendment No. 69 effective September 12, 2019 to the Amended and Restated Declaration of Trust (establish of Class R6 shares for Voya Global Equity Dividend Fund and Voya International High Dividend Low Volatility Fund) – Filed as an exhibit to Post-Effective

Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

8

cccc.Plan of Liquidation and Dissolution of Series with respect to Voya International Real Estate Fund, effective October 4, 2019 – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

dddd.Amendment No. 71 effective November 8, 2019 to the Amended and Restated Declaration of Trust (Voya Global Diversified Payment Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

eeee.Amendment No. 72 effective May 23, 2019 to the Amended and Restated Declaration of Trust (Abolishment of Class O shares) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

2.a. Amended and Restated By-laws of Registrant dated March 18, 2018 - Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

b.Amendment to Section 2.5 of Bylaws of Registrant – Filed as an Exhibit to Post-Effective

Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

3.Not Applicable.

4.Agreement and Plan of Reorganization between Voya Global Equity Dividend Fund, a series of Voya Mutual Funds, and Voya Global High Dividend Low Volatility Fund, a series of Voya Mutual Funds– Attached as Appendix A to the Proxy Statement/Prospectus.

5.NA

6.a. Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant's Form N- 1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(i)Waiver letter dated March 1, 2020 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2020 through March 1, 2021 (Class P shares of Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's

Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(ii)Waiver letter dated March 1, 2020 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2020 through March 1, 2021 (Class P shares of Voya Multi-Manager Emerging Markets Equity Fund) – Filed as an exhibit to Post-Effective

Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(iii)Waiver Letter dated March 1, 2020 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2020 through March 1, 2021 (Class P shares of Voya Global Bond Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

9

(iv)Waiver Letter dated August 9, 2019 with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2019 through March 1, 2020 (Voya Multi-Manager International Small Cap Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(v)Amended Schedule A, effective November 15, 2019, to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 (Voya Multi-Manager International Small Cap Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(vi)Waiver Letter dated May 31, 2019 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2019, as amended and restated on May 1, 2019 for the period from May 31, 2019 through March 1, 2021 (Voya Multi-Manager International Factors Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

b.Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant's Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.

(i)First Amendment effective May 22, 2015 to Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014

–Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant's Form N- 1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(ii)Amended Schedule A (with redaction), effective November 5, 2019, to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(iii)Second Amendment, dated May 1, 2018 to Sub-Advisory Agreement between Voya Investment, LLC and Voya Investment Management Co. LLC dated November 18, 2014

–Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N- 1A Registration Statement on February 26, 2019 and incorporated herein by reference.

(iv)Waiver Letter, dated March 1, 2020 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co LLC dated November 18, 2014, as amended for the period from March 1, 2020 through March 1, 2021 (Class P shares Voya Multi-Manager International Factors Fund) – Filed as an exhibit to Post-Effective

Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

c.Sub-Advisory Agreement between Voya Investments, LLC and NNIP Advisors B.V. (Voya Emerging Markets Equity Dividend Fund and Voya Russia Fund) effective January 8, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant's Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

d.Sub-Advisory Agreement between Voya Investments, LLC and NNIP Advisors B.V. effective January 8, 2016 (Voya Global Equity Dividend Fund) – Filed as an Exhibit to Post-Effective

10

Amendment No. 192 to the Registrant's Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

e.Amended and Restated Sub-Advisory Agreement effective November 18, 2014, as Amended and Restated July 14, 2017, between Voya Investments, LLC and CBRE Clarion Securities LLC (Voya International Real Estate Fund, Voya Global Real Estate Fund, Voya CBRE Global Infrastructure Fund, and Voya CBRE Long/Short Fund) – Filed as an Exhibit to Post-Effective

Amendment No. 206 to the Registrant's Form N-1A Registration Statement on July 14, 2017 and incorporated herein by reference.

(i)Amended Schedule A, effective January 1, 2019, to the Sub-Advisory agreement between Voya Investments, LLC and CBRE Clarion Securities LLC effective November 18, 2014, as amended and restated as of July 14, 2017 – Filed as an Exhibit to Post-

Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

(ii)Termination Letter, effective June 7, 2019, to the Sub-Advisory agreement between Voya Investments, LLC and CBRE Clarion Securities LLC effective November 18, 2014, as amended and restated as of July 14, 2017 (Voya CBRE Long/Short Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(iii)Termination Letter, effective December 6, 2019, to the Sub-Advisory agreement between Voya Investments, LLC and CBRE Clarion Securities LLC effective November 18, 2014, as amended and restated as of July 14, 2017 (Voya International Real Estate Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

f.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Acadian Asset Management LLC effective November 18, 2014 – Filed as an Exhibit to Post-Effective

Amendment No. 191 to the Registrant's Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

g.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Baillie Gifford Overseas Limited effective November 18, 2014 – Filed as an Exhibit to Post-Effective

Amendment No. 191 to the Registrant's Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)Side Letter dated February 2015 to Sub-Advisory Agreement between Voya Investments, LLC and Baillie Gifford Overseas Limited effective November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant's Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

h.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Wellington Management Company, LLP effective November 18, 2014 – Filed as an Exhibit to Post-

Effective Amendment No. 191 to the Registrant's Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)Amended Schedule A (with reduction) effective January 20, 2017 with respect to the Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company LLP dated November 18, 2014 – Filed as an Exhibit to Post-Effective

Amendment No. 199 to the Registrant's Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(ii)Termination Letter dated September 13, 2019 with respect to the Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company LLP dated November 18, 2014 (Voya Multi-Manager International Small Cap Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

11

i.Amended and Restated Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Delaware Investments Fund Advisers effective November 18, 2014, amended and restated effective March 1, 2019 – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

j.Sub-Sub-Investment Advisory Agreement between Delaware Investments Fund Advisers and Macquarie Funds Management Hong Kong Limited dated March 1, 2019 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

k.Sub-Sub-Investment Advisory Agreement between Delaware Investments Fund Advisers and Macquarie Investment Management Global Limited dated March 1, 2019 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

l.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Lazard Asset Management LLC effective November 18, 2014 – Filed as an Exhibit to Post-Effective

Amendment No. 191 to the Registrant's Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

m.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Polaris Capital Management, LLC effective January 20, 2017 – Filed as an Exhibit to Post-Effective

Amendment No. 199 to the Registrant's Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

n.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Van Eck Associates Corporation dated August 24, 2015 – Filed as an Exhibit to Post-Effective

Amendment No. 191 to the Registrant's Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

o.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Victory Capital Management Inc. dated March 2, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant's Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

p.Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and PanAgora Asset Management, Inc. effective January 20, 2017 – Filed as an Exhibit to Post-Effective

Amendment No. 199 to the Registrant's Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(i)Amended Schedule A (with redaction) dated May 31, 2019, to the Sub-Advisory Agreement between Voya Investments, LLC and PanAgora Asset Management, Inc. effective January 20, 2017 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

q.Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016 (Voya Global Equity Dividend Fund) – Filed as an Exhibit to Post- Effective Amendment No. 195 to the Registrant's Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(i)Side Letter Agreement dated March 1, 2019, between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2019 through March 1, 2020 (Voya Global Equity Dividend Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

12

(ii)Amended Schedule A effective May 6, 2019, with respect to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016 (Voya Global Equity Dividend Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

r.Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant's Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(i)Amended Schedule A, effective February 28, 2020, to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016 – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(ii)Side Letter Agreement dated August 9, 2019 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from August 9, 2019 through March 1, 2021 (Voya Multi-Manager Emerging Markets Equity Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(iii)Side Letter Agreement dated November 15, 2019 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from November 15, 2019 through March 1, 2021 (Voya Multi-Manager International Small Cap Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(iv)Side Letter Agreement dated March 1, 2020 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2020 through March 1, 2021 (Voya Russia Fund) – Filed as an exhibit to Post-Effective

Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(v)Recoupment Letter, dated March 1, 2019 to the to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds (Voya International High Dividend Low Volatility Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

(vi)Side Letter Agreement dated September 12, 2019 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from September 12, 2019 through March 1, 2021 (Voya Global Real Estate Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(vii)Side Letter Agreement dated January 1, 2020 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from January 1, 2020 through March 1, 2021 (Voya Diversified Emerging Markets Debt Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

s.Expense Limitation Agreement between Voya Investments, LLC, Voya Mutual Funds and CBRE Clarion Securities LLC effective January 1, 2016 (Voya International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant's Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(i)Side Letter Agreement dated January 1, 2019 to the Expense Limitation Agreement between Voya Investments, LLC, Voya Mutual Funds and CBRE Clarion Securities LLC (Voya International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment

13

No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

(ii)Amended Schedule A effective January 1, 2019 to the Expense Limitation Agreement between Voya Investments, LLC, Voya Mutual Funds and CBRE Clarion Securities LLC effective January 1, 2016 (Voya International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

t.Amended and Restated Expense Limitation Agreement between Voya Investments, LLC, Voya Investment Distributor, LLC and Voya Mutual Funds, effective January 1, 2016, as amended as restated May 31, 2017 (Voya Global Equity Fund, formerly Voya Global Value Advantage Fund) – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N- 1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(i)Amended Schedule A, effective February 28, 2020 to the Amended and Restated Expense Limitation Agreement between Voya Investments, LLC, Voya Investment Distributor, LLC and Voya Mutual Funds, effective January 1, 2016, as amended as restated May 31, 2017 (Voya Global High Dividend Low Volatility Fund, formerly, Voya Global Equity Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

7.a. Underwriting Agreement between Voya Mutual Funds and Voya Investments Distributor, LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant's Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)Amended Schedule A, effective November 5, 2019, to the Underwriting Agreement between Voya Mutual Funds and Voya Investments Distributor, LLC dated November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form

N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

8.NA

9.a. Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)Amended Exhibit A, effective November 5, 2019, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective

Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)Amendment, effective January 1, 2019 to the Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

(iii)Supplement to the Custody Agreement –Hong Kong – China Connect Service dated April 1, 2019, between the Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(iv)Amended Annex A, effective June 29, 2019, to the Supplement to the Custody Agreement –Hong Kong – China Connect Service dated April 1, 2019, between the Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective

Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

14

b.Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003

– Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant's Form N-1A Registration Statement on August 29, 2003 and incorporated herein by reference.

(i)Amended Exhibit A, effective November 5, 2019, to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-

Effective Amendment No. 135 to the Registrant's Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

c.Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Form

N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)Amended Exhibit A, effective November 5, 2019, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)Amendment, effective March 26, 2019 to the Securities Lending Agreement and Guaranty dated August 7, 2003, between Voya Mutual Funds and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's

Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

10.a. Fourth Amended and Restated Service and Distribution Plan (Class A shares) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form

N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(i)Amended Schedule A dated October 11, 2018 to the Fourth Amended and Restated Service and Distribution Plan (Class A shares) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

b.Fourth Amended and Restated Service and Distribution Plan (Class C shares) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(i)Amended Schedule A dated May 23, 2019 to the Fourth Amended and Restated Service and Distribution Plan (Class C shares) dated November 16, 2017 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

c.Third Amended and Restated Service and Distribution Plan (Class A shares for Voya Russia Fund) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(i)Amended Schedule A dated May 23, 2019 to the Third Amended and Restated Service and Distribution Plan (Class A shares for Voya Global Diversified Payment Fund II and Voya Russia Fund) dated November 16, 2017 – Filed as an exhibit to Post-Effective

Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

15

d.Fourth Amended and Restated Shareholder Servicing Plan (Class A and Class C shares for Voya Global Real Estate Fund) dated November 16, 2017 – Filed as an Exhibit to Post-Effective

Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

e.Third Amended and Restated Distribution Plan (Class C shares for Voya Global Real Estate Fund) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

f.Third Amended and Restated Shareholder Service and Distribution Plan (Class R shares) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(i)Amended Schedule A dated May 23, 2019 to the Third Amended and Restated Shareholder Service and Distribution Plan (Class R shares) dated November 16, 2017 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

g.Amended and Restated Service and Distribution Plan (Class T shares) effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N- 1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(i)Amended Schedule A dated May 23, 2019 to the Amended and Restated Service and Distribution Plan (Class T shares) effective November 16, 2017 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

h.Third Amended and Restated Service and Distribution Plan (Class C shares for Voya Russia Fund) dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

i.Sixteenth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated November 22, 2019 – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

(i)Amended Schedule A and Schedule B dated February 20, 2020 to the Sixteenth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated November 22, 2019 – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant's Form

N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

11.Opinion and Consent of Counsel – Filed herein.

12.Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.

13.a. Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Mutual Funds dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant's Form

N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)Amendment, dated November 5, 2019, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

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b.Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant's Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)Amended Exhibit A, effective November 5, 2019, to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-

Effective Amendment No. 215 to the Registrant's Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

(ii)Investment Company Reporting Modernization Services Amendment to Fund Accounting Agreement dated February 1, 2018 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective

Amendment No. 209 to the Registrant's Form N-1A Registration Statement on February 23, 2018 and incorporated herein by reference.

(iii)Amendment, effective January 1, 2019 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective

Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

c.Indemnification Agreement between Voya Mutual Funds and CBRE Clarion Securities LLC (Voya CBRE Global Infrastructure Fund) – Filed as an Exhibit to Post-Effective Amendment No. 206 to the Registrant's Form N-1A Registration Statement on July 14, 2017 and incorporated herein by reference.

14.Consent of independent registered public accounting firm – Filed herein.

15.Not applicable.

16.Powers of Attorney – Filed herein.

17.Not applicable.

ITEM 17. UNDERTAKINGS

1.The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 27th day of May, 2020.

Voya Mutual Funds

By:	/s/ Paul A. Caldarelli
Paul A. Caldarelli
Assistant Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
Michael Bell*	Chief Executive Officer	May 27, 2020
Todd Modic*	Senior Vice President Chief/Principal	May 27, 2020
Financial Officer
Dina Santoro*	Interested Trustee and President	May 27, 2020
Colleen D. Baldwin*	Trustee	May 27, 2020
John V. Boyer*	Trustee	May 27, 2020
Patricia W. Chadwick*	Trustee	May 27, 2020
Martin J. Gavin*	Trustee	May 27, 2020
Joseph E. Obermeyer*	Trustee	May 27, 2020
Sheryl K. Pressler*	Trustee	May 27, 2020
Christopher P. Sullivan*	Trustee	May 27, 2020
*By: /s/ Paul A. Caldarelli
Paul A. Caldarelli
as Attorney-in-Fact**

**Powers of Attorney for Michael Bell, Todd Modic and each Trustee - Filed herein.

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